[LOGO OF MARQUIS FUNDS APPEARS HERE]
                                              [ARTWORK APPEARS HERE]



                               A  N  N  U  A  L

                               R  E  P  O  R  T

                           S  E  P  T  E  M  B  E  R

                           T  H  I  R  T  I  E  T  H

                                 1   9   9   5

TABLE OF CONTENTS
---------------------------------------------

Letter to Shareholders......................................................   2
Shareholder Investment Summary..............................................   3
Management's Discussion & Analysis of Fund Performance......................   8
Statements of Net Assets....................................................  16
Statement of Operations.....................................................  29
Statement of Changes in Net Assets..........................................  30
Financial Highlights........................................................  32
Notes to Financial Statements...............................................  33
Report of Independent Public Accountants....................................  38
Notice to Shareholders......................................................  39

Dear Shareholder:

In its second year of operation, the Marquis Funds in many ways replicated the success of its first year. Assets under management grew some 57%, from $700 million to $1.1 billion. Standard & Poor's continued to recognize our quality focus with a AAAm rating for the Marquis Treasury Securities Money Market Fund, their highest quality rating for this type of money market fund. The letter that follows from John Portwood, CFA and Chief Trust Investment Officer of First National Bank of Commerce, the Marquis Funds Investment Adviser, reviews these events in detail, as well as the past year's financial markets and economic factors.

The year ended with significant gains in both the stock and bond markets, gains that we don't foresee being repeated in the coming year. In this climate, the elements of the Marquis Investment Philosophy -- high quality standards, discipline and fundamental values -- become even more valuable to the prudent investor. By staying the course no matter what the economic climate, we have every expectation of generating the best results for our shareholders.

Investors who "stuck to their guns" during the lean times of 1994 were rewarded for their commitment in 1995. Whatever the economic weather in the coming year, we pledge to stick to our guns -- the weapons of quality, discipline and value --in the coming year and the foreseeable future. We have every expectation of reporting back to you again next year with another "success story."

As always, we thank you for your continued confidence in the Marquis Funds family.

                                          Sincerely,

                                          /s/ Clifton J. Saik

                                          Clifton J. Saik
                                          Executive Vice President
                                          First National Bank of Commerce

                        SHAREHOLDER INVESTMENT SUMMARY
                           MUTUAL FUND ANNUAL REPORT
                           -------------------------

Dear Shareholder:

     The close of our second successful year of operation on September 30, 1995 saw your Marquis Funds growing some 57% over last year; our assets under management have now reached $1.1 Billion. Overall, the year saw some growth in the economy and extraordinary results for financial markets. As a result, Marquis Funds shareholders who patiently watched and waited during a trying 1994 found their patience rewarded during 1995.

                           1995 MARKET PERSPECTIVES

     In many ways the past twelve months were a mirror image of the previous year. In 1994, bond prices fell as interest rates rose and fears of accelerating inflation mounted. The yield on the long-term U.S. Treasury Bond rose from about 6% on September 30, 1993 to 7.8% on September 30, 1994. This trend was reversed in November 1994 with the yield on the long-term U.S. Treasury bond falling from a peak near 8.2% to 6.5% on September 30, 1995 not far from the 1994 low. The effect on bond prices was quite positive as the "disastrous" price decline of 1994 turned into the "awesome" rally of 1995 (see graph A). The total return of the Lehman Intermediate Government Bond Index, for example, was +10.6% for the twelve month period ended in 1995 compared to -1.5% for the same 1994 period. To provide some perspective on the


                             [GRAPH APPEARS HERE]

A line graph depicting the change in price of Merrill Lynch Long-Term Government Index and U.S. Treasury Bond Index from October 1, 1993 through September 30, 1995.


power of this bond rally, one analyst noted that the period between November 1994 and June 1995 witnessed the biggest rise in bond prices in seven and one half years. In one five day period, the price of the thirty-year U.S. Treasury Bond rose more than 5 points or $50 per $1000 bond. That was the equivalent of a 200 point rise in the Dow Jones Industrial Average.

                             [GRAPH APPEARS HERE]

A line graph depicting the total growth of the S&P 500 Composite Stock Index from September 30, 1994 through September 30, 1995.


     Common stocks experienced a similar turnaround. The return during the 1994 period was slightly positive for the Standard & Poor's 500 Stock Index with dividends added, but many individual stocks and economic sectors did not fare as well. On balance, 1994 was a difficult period for common stock investors. That was not the case in the year just ended. Common stock prices rose broadly across all sectors between September 30, 1994 and September 30, 1995. The Standard & Poor's 500 Stock Index recorded a total return of +29.7% during this period. Most of this gain was produced during the six months period between December 1994 and June 1995 when the market enjoyed an uninterrupted advance leading to a total return of +20.5% (see graph B). Researchers claim that returns of this magnitude during the first half of a year have occurred only six times since 1925. The September 1995 twelve month total return of +29.7%, while not so rare, is certainly well above average.

     Where do we go from here? These returns from stocks and bonds are quite high relative to historic norms. A repetition in the coming year is not very likely. We would urge investors to remain focused on long-term results and remind themselves that stocks and bonds do not always deliver smooth, steady and positive returns from one year to the next.

                   THE MARQUIS FUNDS INVESTMENT PHILOSOPHY

     High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all of the Marquis Funds. An example of our focus on quality is the fact that Standard & Poor's has rated the Marquis Treasury Securities Money Market Fund AAAm, their highest quality rating for this type of money market fund, due to the Fund's "conservative investment policies, exceptional management, and strong quality controls."

     Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recog-nizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted but over time the core decision making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.

     With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Marquis Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that are truly representative of the expected risk and return characteristics of each asset class or investment category.

                        ECONOMIC AND INVESTMENT REVIEW

     Mixed signals have been the norm during most of the economic recovery since the recession of 1990-1991. The pattern is continuing this year. Manufacturing seems to be picking up after earlier weakness and housing starts are rising again. At the same time consume spending is deteriorating. Economic growth projections adjusted for inflation cluster in the 2.5% to 3.0% range, roughly equivalent to the average annualized growth rate in Real Gross Domestic Product
(GDP) since the recession trough in March 1991. This rate of advance is slower than that of the last three expansions at the four year mark, and is below the average of all previous recoveries since World War II. Fortunately, corporate profit margins have been good and earnings better than expected due to a substantial improvement in productivity. Much of this gain, however, comes from cost cutting not new business expansion. The muddled, tenuous nature of the economy over the last seventeen recovery quarters confused the forecasters whose outlook often shifted from boom to bust and back to boom again in reaction to the latest economic statistics. Now, the notion of an extended period of slow growth with moderate inflation is becoming the consensus. The risk in this outlook is on the downside. If consumer spending slows further, the already weak pricing power at the retail level will disappear completely and a recession will arrive sooner than expected. Current forecasts place the onset of the next recession sometime between now and 1998.

     Low growth plus low inflation equals low interest rates. Market participants are now beginning to accept this thesis. The yield on the 30 year U.S. Treasury Bond declined to 6.5% at the end of September compared to 7.8% a year earlier. The ten year U.S. Treasury Bond yield was 6.2% versus 7.6% at the end of September 1994. Even at these levels, the real or inflation adjusted yield is historically attractive. Commodity prices have changed little this year, the wholesale and consumer price indices are not accelerating and slow consumer spending means weak pricing power at retail outlets (see graph C). Economists are anticipating new lows in interest rates during the next recession. The major reasons for an extended period of low inflation and low interest rates include the trend toward a reduction in government spending, the aging of the population (more savers and fewer spenders) and still relatively high individual debt loads.

                             [GRAPH APPEARS HERE]

A line graph depicting the decline of the Consumer Price Index and the Producer Price Index from September 30, 1990 through August 31, 1995.


     As far as the broad stock market is concerned, most of the traditional signposts warning of overvaluation have been passed. Following earlier periods of overvaluation, the stock market entered a time of lower performance punctuated by the occasional sharp decline. Market analysts call this "reversion to the mean" which describes the process by which the market returns to more normal valuation levels in keeping with the economy's long-term growth potential. Valuation statistics are more useful as indicators of risk and long-term return potential rather than market timing indicators, but since valuation extremes of one kind or another have existed for several years with no serious market setback, their relevance in the current environment is being discounted by investors. It is true that the valuation negatives are offset to a degree by positive factors such as low interest rates, low inflation and moderate price/earnings multiples. Expensive markets, however, are vulnerable to unexpected events. There is little room for disappointment. Consequently, we recommend that risk averse investors adopt a balanced portfolio structure with funds allocated among stocks and bonds in accordance with their particular goals and investment time horizon.

For additional investment information, please review the portfolio manager's comments concerning each of the Marquis Funds during the past year.

                  THE MARQUIS GROWTH AND INCOME FUND BECOMES
                           THE MARQUIS BALANCED FUND

     Today, a fund labeled "growth and income" is expected to focus more on higher-dividend-yielding stocks than on a balanced stock-bond portfolio. Therefore, effective January 29, 1996, we are changing this fund's name to Marquis Balanced Fund because its focus is on balance between capital
                                              -------
appreciation on the one hand, and current income through regular payments of principal and interest on the other. Please note that the philosophy and operating principles of the fund will not change.
                                      ---
     Under normal conditions, the fund will invest between 30% and 75% of total assets in common stocks and between 25% and 70% of its total assets in fixed income securities.

                                               Sincerely,

                                               /s/ John C. Portwood

                                               John C. Portwood, CFA
                                               Chief Trust Investment Officer
                                               First National Bank of Commerce

MANAGEMENT'S DISCUSSION & ANALYSIS
OF FUND PERFORMANCE

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The Government Securities Fund (the "Fund") seeks to provide current income consistent with relative stability of capital. It will attempt to achieve this objective by investing primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies or instrumentalities. The Fund's duration and maturity are adjusted to take advantage of interest rate changes and provide a level of current income consistent with relative stability of capital.

For the twelve months ended September 30, 1995, the Fund generated a total return of 10.84% for Class A shares and 10.10% for Class B shares. This was quite strong relative to average historical returns of the investment grade fixed income market. This compares favorably to a 10.6% return for the Lehman Brothers Intermediate Government Bond Index and 8.2% return for the Lehman Brothers 1-3 Year Government Bond Index. During the year, the Fund's total assets increased 27.3%, growing to $124 million. The increase in asset size was primarily due to shareholder purchases and the return enjoyed by the shareholders on the assets of the Fund.

Over the past twelve months the bond market has experienced a reversal relative to the interest rate environment of the twelve month period ended September 1994. This was quite favorable for a fund investing in high quality fixed income securities. For the first three months of the Fund's fiscal year, interest rates on high quality short-term securities continued on an upward path, with U.S. Treasury Bill yields increasing from 5.4% to 6.5%, and the two year Treasury Note increasing from 6.6% to 7.7%. This upward movement in interest rates was concentrated in the shorter maturity sector resulting in a flattening of the U.S. Treasury yield curve.

Beginning in 1995, the U.S. bond market experienced a dramatic decline in interest rates across the entire yield curve, from three months to thirty years. The majority of the decline in yields took place over the first six months of 1995, with the yield on U.S. Treasury Bills declining almost 100 basis points, from 6.5% to 5.5%, while the yield on the 30 year U.S. Treasury Bond declined from 7.9% to 6.6%, a 130 basis point decline.

The decline in interest rates may primarily be attributed to a change in investor psychology, from one of expecting considerable economic growth and inflation to the realization of a slowing economy and a low to moderate inflationary outlook. As interest rates decline, the sectors of the fixed income market which provide some of the best risk-adjusted returns are those with the characteristics of longer duration and positive convexity. Non-callable U.S. Treasury and Agency securities, those sectors of which the Fund has the greatest level of concentration, exhibit these desirable characteristics. The mortgage backed security sector of the fixed income markets also produced a healthy return of 13.5%, as measured by the Lehman Brothers Mortgage Index, over the previous twelve months. With interest rates maintaining their current levels or continuing to decline, we expect refinancing in the mortgage sector to accelerate. When this occurs the impact of the callability of mortgages, as reflected in their negative convexity, should adversely impact the return of the mortgage backed sector of the bond market.

An average position of 4.3% in short-term securities has been maintained in the Fund throughout the year to provide liquidity for shareholder transactions and as a source of funds for the purchase of longer-term securities. Furthermore, the Fund's weighted average maturity has ranged from 4.9 to 6.2 years, and its duration has averaged 3.9 years.

__________________________ INVESTMENT GROWTH ANALYSIS __________________________


                           [MAC GRAPH APPEARS HERE]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Government Securities Fund, Class A from October 31, 1993 through September 30, 1995 as compared with the growth of $10,000 investment in the Lehman Brothers Intermediate Government Bond Index.

                   Growth of $10,000     Growth of $10,000      Growth of $10,000
                   Invested in the       Invested in the        Invested in the
                   Government Securities Government Securities  Lehman Brothers
                   Fund, Class A         Fund, Class A          Intermediate Government
                   (without load)        (with load)            Bond Index
10/31/93                  10,000                9,650               10,000
                           9,998                9,648                9,992
                           9,810                9,467                9,807
                           9,749                9,408                9,752
 9/94                      9,814                9,471                9,826
                           9,807                9,464                9,817
                          10,239                9,881               10,226
                          10,708               10,333               10,704
 9/95                     10,879               10,499               10,870

                           [MAC GRAPH APPEARS HERE]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Government Securities Fund, Class B from October 31, 1993 through September 30, 1995 as compared with the growth of $10,000 investment in the Lehman Brothers Intermediate Government Bond Index.

                   Growth of $10,000     Growth of $10,000      Growth of $10,000
                   Invested in the       Invested in the        Invested in the
                   Government Securities Government Securities  Lehman Brothers
                   Fund, Class B         Fund, Class B          Intermediate Government
                   (without load)        (with load)            Bond Index
10/31/93                  10,000                10,000              10,000
                           9,982                 9,982               9,992
                           9,775                 9,775               9,807
                           9,698                 9,698               9,752
 9/94                      9,755                 9,755               9,826
                           9,731                 9,731               9,817
                          10,139                10,139              10,226
                          10,582                10,582              10,704
 9/95                     10,740                10,468              10,870

                                                    Average Annual   One Year
                                                     Total Return     Return
Government Securities Fund, Class A (without load)      4.42%         10.84%

Government Securities Fund, Class A (with load)         2.58%          6.98%

Government Securities Fund, Class B (without load)      3.63%         10.10%

Government Securities Fund, Class B (with load)         2.27%          7.35%

Past performance of the Fund is not predictive of future performance, Class A shares were offered beginning October 1, 1993. Class B shares were offered beginning October 22, 1993. Performance of the Class A shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum contingent deferred sales charge of 2.75% for the two year holding period. The performance of the Lehman Brothers Intermediate Government Bond Index does not include annual operating expenses which are experienced by the Fund.

MANAGEMENT'S DISCUSSION & ANALYSIS
OF FUND PERFORMANCE

LOUISIANA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

The Louisiana Tax-Free Income Fund (the "Fund") seeks to provide a level of tax-exempt current income consistent with relative stability of capital. It will attempt to achieve this objective by investing primarily in securities which are exempt from federal and state income tax. The Fund's duration and maturity are adjusted to take advantage of interest rate changes and to maximize current income within the constraints of high quality and relative capital stability.

The Fund's net assets increased from $7.5 million to $12.3 million over the fiscal year. For the twelve months ended September 30, 1995, the Fund generated a total return of 9.01% for Class A shares and 8.21% for Class B shares. This compares to a 7.9% return for the Lipper Intermediate Municipal Debt Funds Average and a 11.19% return for the Lehman Brothers Municipal Bond Index.

Interest rates decreased across the yield curve over the past twelve months which resulted in an increase in the market value of fixed income securities. This decline in yields was not smooth. It occurred with substantial volatility due to the municipal bond market's changing interpretation of the various flat tax proposals and the impact they would have on the exemption of municipal bond income. Throughout the year, we have averaged a 7.3% position in short-term securities and maintained a weighted average maturity of 9.5 years.

We increased the Fund's position in credit enhanced issues due to our concern regarding the State's fiscal condition. Effective July 17, 1995, Standard & Poor's credit rating service downgraded the State of Louisiana's General Obligation debt to A-. The rating agency has been concerned with the State's ability to handle its financial shortfall, especially that portion relative to medical services and the reduction in the disproportionate share income from the Federal Government.

As the economy slows and inflation remains at an acceptable level, we anticipate a further decline in yields. The impact of the proposed Federal Tax legislation could lead to greater volatility in municipal bond yields; therefore, we will be closely following developments in Washington.

The Fund's holdings, consisting of investment grade municipal bonds and tax-free cash equivalents, have a weighted average maturity of 9.6 years, an average duration of 7.2 years, and an average quality rating of AAA.

The accompanying chart compares the Fund with the Lipper Intermediate Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index. The Lipper Intermediate Municipal Debt Funds Average measures the performance of the largest funds that invest in municipal debt issues with weighted average maturities similar in style to the Fund. This Average emphasizes those funds which invest in municipal debt issues with dollar weighted average maturities of 5 to 10 years.

__________________________ INVESTMENT GROWTH ANALYSIS __________________________


                           [MAC GRAPH APPEARS HERE]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Louisiana Tax-Free Income Fund, Class A from October 31, 1993 through September 30,1995 as compared with the growth of $10,000 investment in the Lehman Brothers Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Average.

                Growth of $10,000     Growth of $10,000                           Growth of $10,000
                Invested in the       Invested in the       Growth of $10,000     Invested in the
                Louisiana Tax-Free    Louisiana Tax-Free    Invested in the       Lipper Intermediate
                Income Fund, Class A  Income Fund, Class A  Lehman Brothers       Municipal Debt
                (without load)        (with load)           Municipal Bond Index  Funds Average
10/31/93             10,000                  9,650                 10,000               10,000
                     10,111                  9,757                 10,121               10,102
                      9,564                  9,229                  9,565                9,709
                      9,663                  9,325                  9,672                9,798
 9/94                 9,719                  9,379                  9,737                9,856
                      9,553                  9,219                  9,597                9,744
                     10,138                  9,783                 10,276               10,225
                     10,316                  9,955                 10,523               10,395
 9/95                10,569                 10,225                 10,826               10,630

                           [MAC GRAPH APPEARS HERE]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Louisiana Tax-Free Income Fund, Class B from November 30, 1993 through September 30, 1995 as compared with the growth of $10,000 investment in the Lehman Brothers Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Average.

                Growth of $10,000     Growth of $10,000                           Growth of $10,000
                Invested in the       Invested in the       Growth of $10,000     Invested in the
                Louisiana Tax-Free    Louisiana Tax-Free    Invested in the       Lipper Intermediate
                Income Fund, Class B  Income Fund, Class B  Lehman Brothers       Municipal Debt
                (without load)        (with load)           Municipal Bond Index  Funds Average
10/31/93             10,000                 10,000                 10,000               10,000
                     10,201                 10,201                 10,211               10,164
                      9,642                  9,642                  9,650                9,769
                      9,714                  9,714                  9,758                9,858
 9/94                 9,753                  9,753                  9,824                9,917
                      9,569                  9,569                  9,682                9,804
                     10,136                 10,136                 10,367               10,288
                     10,295                 10,295                 10,617               10,459
 9/95                10,554                 10,282                 10,923               10,695

                                                             Average Annual       One Year
                                                             Total Return         Return
Louisiana Tax-Free Income Fund, Class A(without load)           3.01%              9.01%

Louisiana Tax-Free Income Fund, Class A(with load)              1.20%              5.20%

Louisiana Tax-Free Income Fund, Class B(without load)           3.10%              8.21%

Louisiana Tax-Free Income Fund, Class B(with load)              1.66%              5.46%


Past performance of the Fund is not predictive of future performance. Class A shares were offered beginning October 1, 1993. Class B shares were offered beginning November 22, 1993. Performance of the Class A shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum contingent deferred sales charge of 2.75% for the two year holding period. The performance of the Lehman Brothers Municipal Bond Index and Lipper Intermediate Municipal Debt Funds Average does not include annual operating expenses which are experienced by the Fund.

MANAGEMENT'S DISCUSSION & ANALYSIS
OF FUND PERFORMANCE

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The Growth and Income Fund (the "Fund") seeks to provide capital appreciation and current income through the regular payment of dividends and interest. It pursues this goal by investing in a balanced portfolio of high quality stocks and bonds. For the twelve months ended September 30, 1995, the Fund generated a total return of 17.58% for Class A shares and 16.75% for Class B shares. Over this same period, the Lipper Balanced Funds Average had a total return of 18.1%, the S&P 500 Composite Index had a total return of 29.73% and the Lehman Brothers Intermediate Government Bond Index had a total return of 10.62%.

The Fund is a balanced portfolio of stocks and bonds with between 30% and 80% invested in high quality, large capitalization stocks and between 25% and 60% invested in intermediate-term government and investment grade corporate bonds. The portfolio manager determines asset allocation between stocks and bonds on the basis of the relative risk and expected return of the two asset classes. About halfway through the fiscal year (in March of 1995), the portfolio manager raised the equity allocation of the Fund from 40% to 50% and lowered the fixed income component from 55% to 45%; the 5% balance of the Fund remained in cash. This proved to be a timely move: stocks outperformed bonds and cash over the succeeding period.

The equity component of the Fund invests in large capitalization companies (over $500 million) of high financial quality (strong balance sheets). It is managed according to a value and growth discipline. This discipline measures and assigns a value to such growth indicators as profitability, earnings growth, earnings momentum and dividend growth. By its nature, such a discipline has a contrarian bias: it will tend to direct investments towards those areas which have not done well recently and away from those areas which have. It will also show a preference for stocks with a low price to earnings ratio over those with a high price to earnings ratio. Over the last twelve months, the Fund has consistently over weighted the Finance, Utilities, Capital Goods and Basic Materials sectors because of their high levels of perceived value. During this same period, the Fund carried sector weights equal to the S&P 500 in Transportation and Technology and less than equal weights in Consumer Staples and Energy. Consumer Cyclicals began the fiscal year with an over weighting and ended the period with an under weighting. Relative to the S&P 500, the under weighting in Consumer Staples hurt the Fund's performance while the over weighting in Finance had a positive impact.

The fixed income component of the Fund seeks to provide current income consistent with relative stability of capital. It achieves this objective by investing primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies. The weighted average maturity of the Fund ranges between 3 and 10 years. The portfolio manager adjusts the maturity and duration of the Fund to take advantage of interest rate changes and to maximize current income within the constraints of high quality and capital stability.

Over the past twelve months, the bond market has experienced a reversal relative to the interest rate environment of the twelve month period ending September 1994. Beginning in 1995, the U.S. bond market witnessed a dramatic decline in interest rates across the entire yield curve, from three months to thirty years. The decline in interest rates may be attributed primarily to a change in investor psychology from one of considerable economic growth and inflationary expectations to one of slowing economic activity with low to moderate inflation. The Fund's weighted average maturity has ranged from 4.9 to
6.2 years, and its duration has averaged 3.9 years.

The accompanying chart compares the Fund with the S&P 500 Composite Index, the Lehman Brothers Intermediate Government Bond Index and the Lipper Balanced Funds Average. The Lipper Balanced Funds Average measures the performance of some 30 actual portfolios that invest according to a style similar to that of the Fund. This Average emphasizes principal conservation and reflects the performance of balanced portfolios of stocks and bonds.

__________________________ INVESTMENT GROWTH ANALYSIS __________________________


                           [MAC GRAPH APPEARS HERE]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Growth and Income Fund, Class A from October 31, 1993 through September 30, 1995 as compared with the growth of $10,000 investment in the S&P 500 Composite Index, Lehman Brothers Intermediate Government Bond Index and the Lipper Balanced Funds Average.

                   Growth of $10,000   Growth of $10,000                           Growth of $10,000        Growth of $10,000
                   Invested in the     Invested in the      Growth of $10,000      Invested in the          Invested in the
                   Growth and Income   Growth and Income    Invested in the        Lehman Brothers          Lipper Balanced
                   Fund, Class A       Fund, Class A        S & P 500 Composite    Intermediate Government  Funds Average
                   (without load)      (with load)          Index                  Bond Index
10/31/93              10,000               9,650               10,000                 10,000                   10,000
                       9,987               9,638               10,025                  9,992                   10,032
                       9,752               9,410                9,645                  9,807                    9,710
                       9,679               9,341                9,685                  9,752                    9,605
 9/94                  9,859               9,514               10,158                  9,826                    9,888
                       9,804               9,461               10,156                  9,817                    9,783
                      10,365              10,002               11,145                 10,226                   10,385
                      11,049              10,662               12,208                 10,704                   11,133
 9/95                 11,594              11,188               13,179                 10,870                   11,748

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Growth and Income Fund, Class B from October 31, 1993 through September 30, 1995 as compared with the growth of $10,000 investment in the S&P 500 Composite Index, Lehman Brothers Intermediate Government Bond Index and the Lipper Balanced Funds Average.

                           [MAC GRAPH APPEARS HERE]

                   Growth of $10,000   Growth of $10,000                           Growth of $10,000        Growth of $10,000
                   Invested in the     Invested in the      Growth of $10,000      Invested in the          Invested in the
                   Growth and Income   Growth and Income    Invested in the        Lehman Brothers          Lipper Balanced
                   Fund, Class B       Fund, Class B        S & P 500 Composite    Intermediate Government  Funds Average
                   (without load)      (with load)          Index                  Bond Index
10/31/93              10,000              10,000               10,000                 10,000                   10,000
                       9,971               9,971               10,025                  9,992                   10,032
                       9,726               9,726                9,645                  9,807                    9,710
                       9,634               9,634                9,685                  9,752                    9,605
 9/94                  9,789               9,789               10,158                  9,826                    9,888
                       9,716               9,716               10,156                  9,817                    9,783
                      10,251              10,251               11,145                 10,226                   10,385
                      10,914              10,914               12,208                 10,704                   11,133
 9/95                 11,428              11,153               13,179                 10,870                   11,748

                                                      Average Annual  One Year
                                                       Total Return    Return
Growth and Income Fund, Class A (without load)             7.90%       17.58%

Growth and Income Fund, Class A (with load)                6.00%       13.44%

Growth and Income Fund, Class B (without load)             7.13%       16.75%

Growth and Income Fund, Class B (with load)                5.79%       14.00%

Past performance of the Fund is not predictive of future performance. Class A shares were offered beginning October 1, 1993. Class B shares were offered beginning October 22, 1993. Performance of the Class A shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum contingent deferred sales charge of 2.75% for the two year holding period. The performance of the S&P 500 Composite Index, the Lehman Brothers Intermediate Government Bond Index and the Lipper Balanced Funds Average does not include annual operating expenses which are experienced by the Fund.

MANAGEMENT'S DISCUSSION & ANALYSIS
OF FUND PERFORMANCE

VALUE EQUITY FUND
--------------------------------------------------------------------------------

The Value Equity Fund (the "Fund") seeks to provide long-term capital appreciation. It pursues this goal by investing in large capitalization, high quality stocks. For the twelve months ended on September 30, 1995, the Fund generated a total return of 25.13% for the Class A shares and 24.17% for the Class B shares. Over this same period, the Lipper Growth & Income Funds Average had a total return of 23.0% and the S&P 500 Composite Index had a total return of 29.71%.

The Fund only invests in large capitalization companies (over $500 million) of high quality (strong balance sheets), and is managed according to a value and growth discipline. This discipline measures and assigns a value to such growth indicators as profitability, earnings growth, earnings momentum and dividend growth. By its nature, such a discipline has a contrarian bias: it will tend to direct investments towards those areas which have not done well recently and away from those areas which have. It will also show a preference for stocks with a low price to earnings ratio over those with a high price to earnings ratio. Over the last twelve months, the Fund has consistently over weighted the Finance, Utilities, Capital Goods and Basic Materials sectors because of their high levels of perceived value. During this same period, the Fund carried sector weights equal to the S&P 500 in Transportation and Technology and less than equal weights in Consumer Staples and Energy. Consumer Cyclicals began the fiscal year with an over weighting and ended the period with an under weighting. Relative to the S&P 500, the under weighting in Consumer Staples hurt the Fund's performance while the over weighting in Finance had a positive impact.

At present, the portfolio manager remains generally positive on the outlook for the economy. The domestic economy since the end of the last recession in March of 1991 has grown and continues to grow at the moderate pace of between 2.5% to 3.0%. This is a much slower pace of expansion than the average of all previous recoveries since World War II. The portfolio manager believed for some time that this very moderate pace has meant that the expansion can be more durable: it can avoid the shortages that drive cost inflation and the excessive inventory building that triggers recessions. The portfolio manager continues to believe in the durability of this expansion, though he is concerned that his view is becoming consensus. Inflation and interest rates, far from showing signs of dramatic increase, may be poised for modest declines if consumer spending weakens further from its already depressed level and slow growth becomes no growth. Given the evidence to date, however, of moderate economic growth and low consumer inflation, the portfolio manager continues to over weight the industrial and financial sectors and to under weight the consumer sectors.

The accompanying chart compares the Fund with both the S&P 500 Composite Index and the Lipper Growth & Income Funds Average. The Lipper Growth & Income Funds Average measures the performance of some 30 actual portfolios that invest according to a style similar to that of the Fund. This Average emphasizes both price appreciation and dividend growth; Lipper Analytics employs this Average to measure both the Fund and S&P 500 Index funds.

__________________________ INVESTMENT GROWTH ANALYSIS __________________________


                           [MAC GRAPH APPEARS HERE]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Value Equity Fund, Class A from October 31, 1993 through September 30, 1995 as compared with the growth of $10,000 investment in the S&P 500 Composite Index and the Lipper Growth and Income Funds Average.

               Growth of $10,000   Growth of $10,000
               Invested in the     Invested in the     Growth of $10,000   Growth of $10,000
               Value Equity Fund,  Value Equity Fund,  Invested in the     Invested in the
               Class A             Class A             S & P 500           Lipper Growth and
               (without load)      (with load)         Composite Index     Income Funds Average
10/31/93             10,000              9,650             10,000                 10,000
                      9,859              9,514             10,025                 10,086
                      9,562              9,227              9,645                  9,776
                      9,498              9,166              9,685                  9,744
 9/94                 9,847              9,502             10,158                 10,163
                      9,702              9,362             10,156                 10,002
                     10,472             10,106             11,145                 10,797
                     11,404             11,005             12,208                 11,672
 9/95                12,321             11,890             13,179                 12,503

                           [MAC GRAPH APPEARS HERE]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,0000 in the Marquis Value Equity Fund, Class B from October 31, 1993 through September 30, 1995 as compared with the growth of $10,000 investment in the S&P 500 Composite Index and the Lipper Growth and Income Funds Average.

               Growth of $10,000   Growth of $10,000
               Invested in the     Invested in the     Growth of $10,000   Growth of $10,000
               Value Equity Fund,  Value Equity Fund,  Invested in the     Invested in the
               Class B             Class B             S & P 500           Lipper Growth and
               (without load)      (with load)         Composite Index     Income Funds Average
10/31/93             10,000             10,000             10,000                 10,000
                      9,856              9,856             10,025                 10,086
                      9,534              9,534              9,645                  9,776
                      9,454              9,454              9,685                  9,744
 9/94                 9,789              9,789             10,158                 10,163
                      9,618              9,618             10,156                 10,002
                     10,372             10,372             11,145                 10,797
                     11,273             11,273             12,208                 11,672
 9/95                12,156             11,889             13,179                 12,503

                                                  Average Annual   One Year
                                                  Total Return     Return
Value Equity Fund, Class A(without load)              10.96%        25.13%

Value Equity Fund, Class A(with load)                  9.01%        20.75%

Value Equity Fund, Class B(without load)              10.82%        24.17%

Value Equity Fund, Class B(with load)                  9.52%        21.42%


Past performance of the Fund is not predictive of future performance. Class A shares were offered beginning October 1, 1993. Class B shares were offered beginning October 22, 1993. Performance of the Class A shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum contingent deferred sales charge of 2.75% for the two year holding period. The performance of the S&P 500 Composite Index and the Lipper Growth & Income Funds Average does not include annual operating expenses which are experienced by the Fund.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1995
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 20.4%
 U.S. Treasury Bills
  5.280%, 10/19/95                                           $1,500 $     1,496
  5.330%, 02/15/96                                            2,500       2,449
  5.370%, 03/21/96                                            2,500       2,436
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $6,381,189)                                                        6,381
                                                                    -----------
REPURCHASE AGREEMENTS -- 80.1%
 Aubrey G. Lanston 6.400%, dated 09/29/95, matures
  10/02/95, repurchase price $1,301,000
  (collateralized by U.S. Treasury Bill, par value
  $1,360,000, 0.000%, 03/07/96, market value:
  $1,327,000)                                                             1,300
 Fuji Bank 6.450%, dated 09/29/95, matures 10/02/95,
  repurchase price $1,301,000 (collateralized by U.S.
  Treasury STRIPS, par value $3,525,000, 0.000%,
  05/15/10, market value: $1,333,000)                                     1,300
 HSBC 6.400%, dated 09/29/95, matures 10/02/95,
  repurchase price $1,301,000 (collateralized by U.S.
  Treasury STRIPS, par value $1,455,000, 0.000%,
  02/15/97, market value: $1,345,000)                                     1,300
 J.P. Morgan 6.400%, dated 09/29/95, matures 10/02/95,
  repurchase price $1,301,000 (collateralized by U.S.
  Treasury STRIPS, par value $1,871,000, 0.000%,
  05/15/01, market value: $1,331,000)                                     1,300
--------------------------------------------------------------------------------
                                                                    Value (000)
--------------------------------------------------------------------------------
 Lehman Brothers 6.420%, dated 09/29/95, matures 10/02/95,
  repurchase price $1,301,000 (collateralized by U.S. Treasury
  STRIPS, par value $1,650,000, 0.000%, 05/15/99, market
  value: $1,328,000)                                                $     1,300
 Merrill Lynch 5.850%, dated 09/29/95, matures 10/02/95,
  repurchase price $1,308,000 (collateralized by U.S. Treasury
  Bond, par value $1,135,000, 8.000%, 11/15/21, market value:
  $1,339,000)(1)                                                          1,307
 Morgan Stanley 6.150%, dated 09/29/95, matures 10/02/95,
  repurchase price $1,301,000 (collateralized by U.S. Treasury
  Bill, par value $1,350,000, 0.000% 12/21/95, market value:
  $1,333,000)(1)                                                          1,301
 Nomura Securities 6.400%, dated 09/29/95, matures 10/02/95, repurchase price $7,321,000 (collateralized by various U.S.
  Treasury Obligations, par value $7,022,000, 6.500%-10.750%,
  04/30/99-08/15/05, market value: $7,464,000)(1)                         7,317
 UBS Securities 6.420%, dated 09/29/95, matures 10/02/95,
  repurchase price $7,356,000 (collateralized by U.S. Treasury
  Bond, par value $7,175,000, 6.875%, 08/15/25, market value:
  $7,502,000)(1)                                                          7,352
 Wachovia 6.600%, dated 09/29/95, matures 10/02/95, repurchase price $1,301,000 (collateralized by U.S. Treasury Note, par value $1,260,000, 7.375%, 11/15/97, market value:
  $1,329,000)                                                             1,300
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
 (Cost $25,076,616)                                                      25,077
                                                                    -----------
TOTAL INVESTMENTS -- 100.5%
 (Cost $31,457,805)                                                      31,458
                                                                    -----------
OTHER ASSETS AND LIABILITIES -- (0.5%)
 Other Assets and Liabilities, Net                                         (144)
                                                                    -----------
NET ASSETS:
Fund shares (unlimited authorization--no par value) based on
 31,314,053 outstanding shares of beneficial interest                    31,314
                                                                    -----------
TOTAL NET ASSETS -- 100.0%                                          $    31,314
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                  $1.00
                                                                    ===========

--------------------------------------------------------------------------------
STRIPS -- Separate Trading of Registered Interest and Principal Securities
(1) Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 26.9%
 U.S. Treasury Bills
  5.610%, 11/09/95                                          $30,000 $    29,817
  5.510%, 11/30/95                                           30,000      29,725
  5.470%, 12/21/95                                           25,000      24,692
  5.290%, 01/04/96                                           25,000      24,651
  5.305%, 01/11/96                                           25,000      24,624
  5.190%, 02/08/96                                           10,000       9,813
  5.285%, 02/08/96                                           25,000      24,523
  5.445%, 03/07/96                                           25,000      24,403
  5.380%, 05/02/96                                           25,000      24,200
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $216,448,224)                                                    216,448
                                                                    -----------
REPURCHASE AGREEMENTS -- 73.4%
 Aubrey G. Lanston 6.400%, dated 09/29/95, matures
  10/02/95, repurchase price $30,016,000
  (collateralized by U.S. Treasury Note, par value
  $28,010,000, 8.750%, 10/15/97, market value:
  $30,616,000)                                                           30,000
 Fuji Bank 6.450%, dated 09/29/95, matures 10/02/95,
  repurchase price $38,020,000 (collateralized by U.S.
  Treasury STRIPS, par value $52,205,000, 0.000%,
  08/15/00, market value: $38,795,000)                                   38,000
 HSBC 6.400%, dated 09/29/95, matures 10/02/95,
  repurchase price $38,020,000 (collateralized by
  various U.S. Treasury STRIPS, par value $46,115,000,
  0.000%, 02/15/97-02/15/98, market value:
  $38,863,000)                                                           38,000
-------------------------------------------------------------------------------
                                                                    Value (000)
-------------------------------------------------------------------------------
 J.P. Morgan 6.400%, dated 09/29/95, matures 10/02/95, repurchase price $190,102,000 (collateralized by various U.S. Treasury
  STRIPS, par value $656,752,000, 0.000%, 02/15/00-05/15/22, market
  value: $194,270,000)                                              $   190,001
 Lehman Brothers 6.420%, dated 09/29/95, matures 10/02/95,
  repurchase price $37,020,000 (collateralized by U.S. Treasury
  STRIPS, par value $48,450,000, 0.000%, 11/15/99, market value:
  $37,747,000)                                                           37,000
 Merrill Lynch 5.850%, dated 09/29/95, matures 10/02/95, repurchase price $7,774,000 (collateralized by U.S. Treasury Bond, par value
  $6,720,000, 8.000%, 11/15/21, market value: $7,926,000)(1)              7,770
 Morgan Stanley 6.150%, dated 09/29/95, matures 10/02/95,
  repurchase price $10,010,000 (collateralized by U.S. Treasury
  Bill, par value $10,450,000, 02/29/96, market value:
  $10,211,000)(1)                                                        10,005
 Nomura Securities 6.400%, dated 09/29/95, matures 10/02/95, repurchase price $17,014,000 (collateralized by various U.S.
  Treasury Obligations, par value $12,242,000, 7.125%-13.750%,
  09/30/99-08/15/05, market value: $17,346,000)(1)                       17,005
 Prudential Securities 6.200%, dated 09/29/95, matures 10/02/95, repurchase price $16,880,000 (collateralized by U.S. Treasury
  Notes, par value $17,130,000, 5.125%-6.500%, 03/31/98-04/30/99,
  market value: $17,209,000)(1)                                          16,871
 UBS Securities 6.400%, dated 09/29/95, matures 10/02/95,
  repurchase price $175,093,000 (collateralized by U.S. Treasury
  Notes, par value $140,730,000, 7.500%-12.000%, 01/31/97-08/15/13,
  market value: $178,761,000)                                           175,000
 UBS Securities 6.420%, dated 09/29/95, matures 10/02/95,
  repurchase price $10,584,000 (collateralized by U.S. Treasury
  Bond, par value $10,320,000, 6.875%, 08/15/25, market value:
  $10,791,000)(1)                                                        10,578

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1995

-------------------------------------------------------------------------------
                                                                   Value (000)
-------------------------------------------------------------------------------
 Wachovia 6.600%, dated 09/29/95, matures 10/02/95, repurchase price $20,011,000 (collateralized by U.S. Treasury Note, par
  value $19,340,000, 7.375%, 11/15/97, market value: $20,406,000)  $    20,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENTS
 (Cost $590,230,124)                                                   590,230
                                                                   -----------
TOTAL INVESTMENTS -- 100.3%
 (Cost $806,678,348)                                                   806,678
                                                                   -----------
OTHER ASSETS AND LIABILITIES -- (0.3%)
 Other Assets and Liabilities, Net                                      (2,661)
                                                                   -----------
NET ASSETS:
Fund shares of Institutional Class (unlimited authorization -- no par value) based on 521,259,605 outstanding shares of beneficial
 interest                                                              521,260
Fund shares of Retail Class (unlimited authorization -- no par value) based on 282,743,848 outstanding shares of beneficial
 interest                                                              282,744
Accumulated net realized gain on investments                                13
                                                                   -----------
TOTAL NET ASSETS -- 100.0%                                         $   804,017
                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
 INSTITUTIONAL CLASS                                                     $1.00
                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
 RETAIL CLASS                                                            $1.00
                                                                   ===========

--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 46.6%
 Treasury LINCS
  6.000%, 08/15/09                                         $ 2,500 $     2,309
 U.S. Treasury Bills
  5.300%, 11/09/95                                           1,500       1,491
  5.300%, 05/02/96                                           1,500       1,452
 U.S. Treasury Notes
  9.250%, 01/15/96                                             625         631
  8.875%, 02/15/96                                             500         506
  7.375%, 05/15/96                                           1,500       1,515
  6.125%, 07/31/96                                           1,500       1,504
  7.250%, 08/31/96                                           2,575       2,609
  6.250%, 01/31/97                                             300         302
  8.500%, 04/15/97                                           2,250       2,337
  6.500%, 04/30/97                                           1,450       1,464
  6.875%, 04/30/97                                           6,000       6,096
  8.500%, 07/15/97                                           1,500       1,566
  6.500%, 08/15/97                                          10,500      10,620
  8.625%, 08/15/97                                             750         786
  5.125%, 04/30/98                                           1,800       1,767
  9.000%, 05/15/98                                           1,250       1,343
  5.125%, 06/30/98                                           2,500       2,451
  9.250%, 08/15/98                                           2,200       2,390
  6.375%, 01/15/99                                           1,500       1,519
  6.000%, 10/15/99                                           1,500       1,502
  7.875%, 11/15/99                                             750         800
  8.500%, 02/15/00                                           1,500       1,641
  8.750%, 08/15/00                                           2,250       2,504
  6.375%, 08/15/02                                           4,250       4,314
 U.S. Treasury Bond
  7.125%, 02/15/23                                           2,500       2,650
                                                                   -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $58,210,614)                                                     58,069
                                                                   -----------
MORTGAGE-BACKED POOLED NOTES -- 39.4%
 FHLMC
  7.000%, 04/01/00                                              55          55
  9.000%, 11/01/05                                           1,341       1,404
  9.000%, 05/01/06                                           1,940       2,031
  7.250%, 05/01/07                                              82          81
  9.000%, 08/01/09                                             794         826
  9.000%, 12/01/09                                           1,461       1,516

--------------------------------------------------------------------------------
STRIPS -- Separate Trading of Registered Interest and Principal Securities
(1) Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 FHLMC CMO
  7.500%, 11/15/01                                           $3,975 $     4,106
  6.700%, 05/15/05                                            1,750       1,734
  7.000%, 09/15/07                                            3,250       3,281
  6.500%, 04/15/08                                            4,500       4,231
  7.750%, 01/15/20                                            3,125       3,155
  9.000%, 04/15/20                                            1,091       1,122
 FNMA
  8.500%, 03/01/98                                              181         186
  7.000%, 09/01/07                                            4,425       4,441
 FNMA REMIC
  9.150%, 08/25/03                                              820         834
  7.350%, 06/25/07                                            2,000       2,004
  6.250%, 10/25/22                                              109         107
 GNMA
  10.500%, 06/15/98                                              20          21
  10.500%, 09/15/98                                               3           3
   9.000%, 07/15/16                                             584         615
   9.000%, 09/15/16                                             479         504
   9.000%, 10/15/16                                             143         150
   9.000%, 11/15/16                                             345         364
   9.500%, 08/15/17                                             589         629
  10.000%, 04/15/19                                             228         249
  10.000%, 05/15/19                                              68          74
   9.500%, 12/15/19                                             595         636
   7.500%, 06/15/23                                           4,803       4,851
   7.000%, 03/15/24                                           2,833       2,801
   7.000%, 04/15/24                                           2,595       2,566
   8.500%, 10/15/24                                           1,905       1,986
   8.000%, 07/15/25                                           2,496       2,568
                                                                    -----------
TOTAL MORTGAGE-BACKED POOLED NOTES
 (Cost $49,057,549)                                                      49,131
                                                                    -----------
U.S. GOVERNMENT AGENCY
 OBLIGATIONS -- 4.1%
 FNMA
  9.550%, 12/10/97                                              975       1,044
  9.150%, 04/10/98                                              975       1,045
  9.150%, 09/10/99                                              118         118
 TVA
  8.375%, 10/01/99                                            2,650       2,843
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $5,130,263)                                                        5,050
                                                                    -----------
-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 3.6%
 Baxter International
  7.500%, 05/01/97                                           $2,200 $     2,237
 Exxon Capital
  8.000%, 12/01/95                                            1,000       1,003
 Ford Capital
  9.000%, 08/15/98                                              750         801
 Patriot Shipping
  8.125%, 12/07/04                                              389         427
                                                                    -----------
TOTAL CORPORATE OBLIGATIONS
 (Cost $4,451,483)                                                        4,468
                                                                    -----------
CASH EQUIVALENTS -- 2.5%
 SEI Liquid Asset Trust Treasury Portfolio                    3,139       3,139
                                                                    -----------
TOTAL CASH EQUIVALENTS
 (Cost $3,138,879)                                                        3,139
                                                                    -----------
REPURCHASE AGREEMENT -- 2.8%
 UBS Securities 6.42%, dated 09/29/95, matures
  10/02/95, repurchase price $3,507,975
  (collateralized by U.S. Treasury Bond, total par
  value $3,135,000, 7.875%, 02/15/21, market
  value: 3,580,000)(2)                                                    3,506
                                                                    -----------
TOTAL REPURCHASE AGREEMENT
 (Cost $3,506,125)                                                        3,506
                                                                    -----------
TOTAL INVESTMENTS -- 99.0%
 (Cost $123,494,913)                                                    123,363
                                                                    -----------
OTHER ASSETS AND LIABILITIES -- 1.0%
 Other Assets and Liabilities, Net                                        1,285
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1995

------------------------------------------------------------------------------
                                                                    Market
                                                                  Value (000)
------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of Class A (unlimited authorization -- no par value)
 based on 12,608,818 outstanding shares of beneficial interest    $   125,529
Fund Shares of Class B (unlimited
 authorization -- no par value) based on 24,587 outstanding
 shares of beneficial interest                                            243
Undistributed net investment income                                         4
Accumulated net realized loss on investments                             (996)
Net unrealized depreciation on investments                               (132)
                                                                  -----------
TOTAL NET ASSETS -- 100.0%                                        $   124,648
                                                                  ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A               $9.87
                                                                  ===========
MAXIMUM OFFERING PRICE PER
 SHARE -- CLASS A ($9.87/96.50%)                                       $10.23
                                                                  ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS B(1)              $9.92
                                                                  ===========

--------------------------------------------------------------------------------
LOUISIANA TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS -- LOUISIANA -- 95.1%
  Alexandria, Utilities RB (FGIC)
  4.500%, 05/01/96                                          $    25 $        25
  5.250%, 05/01/11                                              100          94
  Alexandria, Utilities RB Ser B (FGIC)
  4.650%, 05/01/04                                              150         147
  Ascension Parish, Parish-Wide School District GO
   (AMBAC)
  4.900%, 03/01/09                                              150         140
  Baton Rouge, Sales & Use Tax RB
  6.000%, 08/01/08                                              200         207
  Bossier City, Sales & Use Tax RB, Public Improvement
   Ser ST (AMBAC)
  5.500%, 11/01/99                                              100         104
  Caddo Parish, Refunding GO
  5.000%, 02/01/05                                              350         346
  East Baton Rouge Parish, Sales & Use Tax RB, Sewer
   Improvements Ser ST-A (FGIC)
  4.800%, 02/01/09                                              340         313
  East Baton Rouge, Mortgage Financing Authority,
   Single Family Mortgage Ser B
  4.350%, 10/01/00                                               85          81
  5.300%, 10/01/14                                               95          85
  Energy & Power Authority RB, Rodemacher Unit Number
   2
  6.000%, 01/01/13                                              500         502
  Greater New Orleans Expressway, Louisiana Expressway
   RB
  4.800%, 11/01/97                                               25          25
  Gretna, Refunding Sales Tax RB (AMBAC)
  5.200%, 06/01/06                                              225         228
  Iberville Parish, School District #5 GO
  5.750%, 10/01/03                                              250         262

FNMA -- Federal National Mortgage Association
FHLMC -- Federal Home Loan Mortgage Corporation
GNMA -- Government National Mortgage Association
TVA -- Tennessee Valley Authority
LINCS -- Synthetic-Linked Coupon Securities
CMO -- Collateralized Mortgage Obligation
REMIC -- Real Estate Mortgage Investment Conduit
(1) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see notes to the financial statements.
(2) Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
  Jefferson Parish, Ad Valorem Property Tax Ser A GO
   (FGIC)
  5.250%, 09/01/05                                          $   250 $       255
  Jefferson Parish, Hospital Services District #1
   (FGIC)
  5.100%, 01/01/05                                              300         297
  Jefferson Parish, School District Sales & Use Tax RB
  6.250%, 02/01/08                                              300         315
  Kenner, Sales Tax RB (FGIC)
  5.750%, 06/01/06                                              100         104
  Lafayette, Public Improvement Sales Tax RB (FGIC)
  4.900%, 03/01/03                                              505         497
  4.625%, 05/01/05                                              300         282
  5.500%, 03/01/07                                              200         203
  Lafayette, Public Power Authority Electric RB
   (AMBAC)
  5.000%, 11/01/06                                              250         246
  Lafayette, Utility Refunding RB (AMBAC)
  4.100%, 11/01/99                                              175         172
  4.700%, 11/01/04                                              125         122
  Mandeville, Water Utility Improvements Ad Valorem
   Property Tax RB
  5.150%, 02/01/10                                              100          94
  Natchitoches Parish, School District #7 GO (FSA)
  4.900%, 03/01/07                                              190         186
  New Orleans, Exhibit Hall Authority Hotel Occupancy
   Tax RB (AMBAC)
  5.125%, 01/15/96                                               50          50
  New Orleans, Home Mortgage Special Obligation
  6.250%, 01/15/11                                              500         525
  Offshore Terminal Authority RB, First Stage Ser B
  6.350%, 09/01/97                                               65          67
  5.850%, 09/01/00                                              100         104
  Orleans Parish, Public School Capital Refinancing
  5.000%, 12/01/05                                              250         248
-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
  Public Facilities Authority RB, Alton Ochsner
   Medical Foundation Project Ser A (MBIA)
  6.000%, 05/15/01                                          $   100 $       106
  Public Facilities Authority RB, Alton Ochsner
   Medical Foundation Project Ser B (MBIA)
  6.000%, 05/15/17                                              100         100
  Public Facilities Authority RB, Jefferson Parish
   Eastbank Project (FGIC)
  4.850%, 08/01/06                                              250         242
  Public Facilities Authority RB, Our Lady of Lake
   Regional Center
  5.900%, 12/01/06                                              390         400
  Public Facilities Authority RB, Special Insurance
   Assessment (FSA)
  4.400%, 10/01/00                                              120         118
  Public Facilities Authority RB, Local Government
   Refunding Program, Ser A (FSA)
  5.100%, 03/01/01                                              250         252
  Saint James Parish GO, Unlimited Ad Valorem Property
   Tax
  4.800%, 03/01/05                                               85          83
  5.200%, 03/01/08                                               75          73
  Saint Tammany Parish, Sales & Use Tax RB
  5.750%, 04/01/06                                              250         261
  Saint Tammany Parish, School Board Sales & Use Tax
   RB (FGIC)
  5.750%, 04/01/03                                              250         263
  Saint Tammany Parish, School District #12 GO (FGIC)
  6.500%, 03/01/05                                              200         214
  Shreveport, Public Improvements Ad Valorem Property
   Tax RB
  4.750%, 12/01/09                                              200         184
  Slidell, Sales & Use Tax RB, Public Improvement Ser
   B
  5.200%, 10/01/05                                              100         101
  5.400%, 10/01/07                                              200         200

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1995

--------------------------------------------------------------------------
                                                     Face       Market
                                                 Amount (000) Value (000)
--------------------------------------------------------------------------
  State GO, Ser B (MBIA)
  5.600%, 08/01/07                                    $   250 $       258
  5.600%, 08/01/08                                        250         257
  State Refunding GO, Ad Valorem Property
  6.250%, 08/01/99                                        250         264
  State Refunding GO, Ser A (MBIA)
  4.750%, 08/01/99                                        115         116
  5.100%, 08/01/01                                        250         256
  5.300%, 08/01/04                                        250         257
  5.375%, 08/01/05                                        400         411
  5.600%, 05/15/07                                        250         258
  5.700%, 05/15/08                                        250         258
  State University Agricultural & Mechanical
   College (FGIC)
  5.400%, 07/01/05                                        150         152
  5.500%, 07/01/06                                        250         255
                                                              -----------
TOTAL MUNICIPAL BONDS
 (Cost $11,634,909)                                                11,665
                                                              -----------
CASH EQUIVALENTS -- 5.6%
 SEI Tax Exempt Trust  Institutional Tax Free
  Portfolio                                               373         373
 SEI Tax Exempt Trust
  Tax Free Portfolio                                      316         316
                                                              -----------
TOTAL CASH EQUIVALENTS
 (Cost $689,400)                                                      689
                                                              -----------
TOTAL INVESTMENTS -- 100.7%
 (Cost $12,324,309)                                                12,354
                                                              -----------
OTHER ASSETS AND LIABILITIES -- (0.7%)
 Other Assets and Liabilities, Net                                    (82)
                                                              -----------
NET ASSETS:
Fund shares of Class A (unlimited
 authorization -- no par value) based on
 1,196,119 outstanding shares of beneficial
 interest                                                          11,694
Fund shares of Class B (unlimited
 authorization -- no par value) based on 57,920
 outstanding shares of beneficial interest                            583
---------------------------------------------------------------------------
                                                                  Market
                                                                Value (000)
---------------------------------------------------------------------------
Accumulated net realized loss on investments                      $   (34)
Net unrealized appreciation on investments                             29
                                                                  -------
TOTAL NET ASSETS -- 100.0%                                        $12,272
                                                                  =======
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A           $9.79
                                                                  =======
MAXIMUM OFFERING PRICE PER
 SHARE -- CLASS A ($9.79/96.50%)                                   $10.15
                                                                  =======
NET ASSET VALUE AND OFFERING PRICE PER
 SHARE -- CLASS B(1)                                                $9.79
                                                                  =======

-------------------------------------------------------------------------
GO -- General Obligation
RB -- Revenue Bond
Ser -- Series

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance
AMBAC -- American Municipal Bond Assurance Company
MBIA -- Municipal Bond Insurance Association
(1) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND

-------------------------------------------------------------------------------
                                                                      Market
                                                             Shares Value (000)
-------------------------------------------------------------------------------
COMMON STOCK -- 52.3%
 AIR TRANSPORTATION -- 0.5%
  KLM Royal Dutch Air*                                       11,500   $   403
                                                                      -------
 AIRCRAFT -- 1.1%
  Lockheed Martin                                             7,600       510
  McDonnell Douglas                                           6,000       497
                                                                      -------
                                                                        1,007
                                                                      -------
 APPAREL/TEXTILES -- 0.5%
  V F                                                         7,900       403
                                                                      -------
 AUTOMOTIVE -- 2.5%
  Dana                                                       19,850       573
  Eaton                                                       6,900       366
  Echlin                                                     11,750       420
  Paccar                                                     11,050       517
  TRW                                                         4,800       357
                                                                      -------
                                                                        2,233
                                                                      -------
 BANKS -- 5.7%
  Bank of New York                                           12,400       576
  BankAmerica                                                 8,800       527
  Barnett Banks                                               8,000       453
  First Bank System                                          11,700       563
  First Chicago                                               5,400       371
  First Interstate Bancorp                                    4,900       494
  First Union                                                 8,000       408
  Mellon Bank                                                 9,150       408
  NDB Bancorp                                                11,100       425
  SunTrust Banks                                              6,300       417
  Wachovia                                                    9,100       392
                                                                      -------
                                                                        5,034
                                                                      -------
 BUILDING & CONSTRUCTION -- 0.4%
  Lennar                                                     15,300       333
                                                                      -------
 CHEMICALS -- 3.4%
  Dow Chemical                                                6,000       447
  Imperial Chemical Industries                                8,900       452
  Lubrizol                                                    9,900       323
  Olin                                                        5,400       371
  Rhone Poulenc Rorer                                         9,350       425
  Union Carbide                                              13,020       517
  Vulcan Materials                                            8,500       451
                                                                      -------
                                                                        2,986
                                                                      -------
 COMMUNICATIONS EQUIPMENT -- 0.4%
  Harris                                                      7,000       384
                                                                      -------
-------------------------------------------------------------------------------
                                                                      Market
                                                             Shares Value (000)
-------------------------------------------------------------------------------
 COMPUTERS & SERVICES -- 1.8%
  Compaq Computer*                                           11,000   $   532
  Pitney Bowes                                               10,500       441
  Sun Microsystems*                                           9,600       605
                                                                      -------
                                                                        1,578
                                                                      -------
 CONCRETE & MINERAL PRODUCTS -- 0.4%
  Armstrong World Industries                                  6,000       333
                                                                      -------
 CONSUMER PRODUCTS -- 0.7%
  Nike                                                        5,850       650
                                                                      -------
 CONTAINERS & PACKAGING -- 0.3%
  Ball                                                       10,400       308
                                                                      -------
 DRUGS -- 1.4%
  Mallinckrodt Group                                          9,700       384
  Schering Plough                                             8,200       422
  Upjohn                                                      9,200       411
                                                                      -------
                                                                        1,217
                                                                      -------
 ELECTRICAL SERVICES -- 6.6%
  Cipsco                                                     15,100       519
  Consolidated Edison of New York                            11,500       349
  Duke Power                                                  8,600       373
  Florida Progress                                           10,300       333
  New England Electric System                                10,400       385
  Nipsco Industries                                          10,400       363
  Northeast Utilities                                        22,100       538
  Northern States Power                                       7,200       327
  Oklahoma Gas & Electric                                     9,400       354
  San Diego Gas & Electric                                   15,600       361
  SCE                                                        23,700       421
  Southern                                                   21,100       498
  Southwestern Public Service                                14,600       476
  Unicom                                                     16,000       484
                                                                      -------
                                                                        5,781
                                                                      -------
 ELECTRICAL TECHNOLOGY -- 0.5%
  Texas Instruments                                           6,000       479
                                                                      -------
 FINANCIAL SERVICES -- 2.3%
  American Express                                           13,200       586
  Bear Stearns                                               19,000       409
  Beneficial                                                 10,300       538
  Transamerica                                                6,500       463
                                                                      -------
                                                                        1,996
                                                                      -------
 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD --
   1.4%
  IBP                                                        13,200       704
  Philip Morris                                               6,200       518
                                                                      -------
                                                                        1,222
                                                                      -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1995

-------------------------------------------------------------------------------
                                                                      Market
                                                             Shares Value (000)
-------------------------------------------------------------------------------
 GAS/NATURAL GAS -- 1.4%
  Mapco                                                        5,400   $   278
  Pacific Enterprises                                         18,600       467
  Williams                                                    12,200       476
                                                                       -------
                                                                         1,221
                                                                       -------
 GLASS PRODUCTS -- 0.5%
  PPG Industries                                               8,900       414
                                                                       -------
 INSURANCE -- 4.0%
  AFLAC                                                       10,500       436
  American General                                            12,900       482
  Aon                                                         11,350       464
  Cigna                                                        4,900       509
  Lincoln National                                             8,800       415
  Ohio Casualty                                               11,000       393
  Providian                                                    9,200       382
  Saint Paul                                                   8,300       485
                                                                       -------
                                                                         3,566
                                                                       -------
 MACHINERY -- 2.4%
  Briggs & Stratton                                           11,500       463
  Caterpillar                                                  5,200       296
  Cummins Engine                                               8,100       312
  Deere                                                        3,900       317
  Parker-Hannifin                                              9,150       348
  Timken                                                       9,700       413
                                                                       -------
                                                                         2,149
                                                                       -------
 MEASURING DEVICES -- 0.4%
  Johnson Controls                                             5,700       361
                                                                       -------
 METALS & MINING -- 0.4%
  Cyprus AMAX Minerals                                        13,000       366
                                                                       -------
 MISCELLANEOUS
  TRANSPORTATION -- 0.6%
  Harsco                                                      10,300       573
                                                                       -------
 PAPER & PAPER PRODUCTS --
   3.2%
  Bowater                                                      9,200       429
  Federal Paper Board                                         10,700       411
  Mead                                                         6,300       369
  Tambrands                                                    7,200       316
  Union Camp                                                   8,000       461
  Westvaco                                                     9,500       433
  Weyerhaeuser                                                 8,500       388
                                                                       -------
                                                                         2,807
                                                                       -------
 PETROLEUM REFINING -- 2.1%
  Amoco                                                        6,000       385
  Ashland                                                      9,400       314
  Exxon                                                        6,350       459
  Mobil                                                        4,100       408
  Murphy Oil                                                   7,800       312
                                                                       -------
                                                                         1,878
                                                                       -------
-------------------------------------------------------------------------------
                                                        Shares/Face
                                                          Amount      Market
                                                           (000)    Value (000)
-------------------------------------------------------------------------------
 PROFESSIONAL SERVICES -- 1.0%
  Dun & Bradstreet                                          7,900      $   457
  Servicemaster LP                                         15,600          437
                                                                       -------
                                                                           894
                                                                       -------
 RAILROADS -- 0.5%
  Norfolk Southern                                          5,850          437
                                                                       -------
 RETAIL -- 1.8%
  American Stores                                          10,900          309
  Circuit City Stores                                      15,000          474
  Sears Roebuck                                             7,200          266
  Wendy's International                                    23,600          499
                                                                       -------
                                                                         1,548
                                                                       -------
 RUBBER & PLASTIC -- 1.4%
  Bandag                                                    6,450          341
  Premark International                                     9,500          483
  Sonoco Products                                          15,120          420
                                                                       -------
                                                                         1,244
                                                                       -------
 STEEL & STEEL WORKS -- 1.3%
  Asarco                                                   12,000          378
  Phelps Dodge                                              7,000          438
  Worthington Industries                                   16,800          309
                                                                       -------
                                                                         1,125
                                                                       -------
 TELEPHONES & TELECOMMUNICATION -- 0.9%
  Ameritech                                                 8,200          427
  Pacific Telesis Group                                    10,700          329
                                                                       -------
                                                                           756
                                                                       -------
 TRUCKING -- 0.1%
  Pittston Services Group                                   2,420           66
                                                                       -------
 WHOLESALE -- 0.4%
  Avnet                                                     7,250          374
                                                                       -------
TOTAL COMMON STOCK
 (Cost $39,197,447)                                                     46,126
                                                                       -------
U.S. TREASURY OBLIGATIONS -- 27.5%
 U.S. Treasury Notes
  7.250%, 11/15/96                                         $2,250        2,285
  8.000%, 01/15/97                                            250          257
  6.750%, 05/31/97                                          2,000        2,028
  6.000%, 08/31/97                                          5,000        5,015
  9.000%, 05/15/98                                          2,000        2,148
  9.250%, 08/15/98                                          2,000        2,173
  6.375%, 01/15/99                                          1,000        1,012
  7.000%, 04/15/99                                          3,000        3,096
  6.375%, 07/15/99                                          1,000        1,013
  8.000%, 08/15/99                                          2,000        2,137

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                         Face       Market
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 U.S. Treasury Notes (continued)
   8.500%, 02/15/00                                     $  500      $   547
   5.750%, 08/15/03                                      1,500        1,460
 U.S. Treasury Bond
  7.125%, 02/15/23                                       1,000        1,060
                                                                    -------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $24,569,157)                                                  24,231
                                                                    -------
MORTGAGE-BACKED POOLED
 NOTES -- 14.9%
 FHLMC
   7.000%, 04/01/00                                         19           19
   9.000%, 05/01/06                                        173          181
   9.000%, 08/01/09                                        525          546
 FHLMC CMO
   9.000%, 04/15/20                                        508          522
 FHLMC REMIC
   7.150%, 01/15/23                                      2,000        1,963
 FNMA
   7.000%, 09/01/07                                      1,770        1,776
 FNMA CMO
   7.000%, 01/25/03                                      2,000        1,980
 FNMA REMIC
   9.150%, 08/25/03                                        774          787
 GNMA
   7.500%, 08/15/07                                        641          655
   7.000%, 07/15/08                                        626          631
  13.500%, 05/15/11                                         23           26
  12.500%, 10/15/13                                          5            6
  12.000%, 03/15/14                                         43           49
  13.500%, 09/15/14                                         14           16
   9.000%, 12/15/16                                         97          103
  10.000%, 07/15/18                                        226          247
  10.000%, 03/15/19                                        184          200
   7.000%, 04/15/24                                      1,491        1,474
   7.500%, 06/15/25                                      1,955        1,975
                                                                    -------
TOTAL MORTGAGE-BACKED POOLED NOTES
 (Cost $13,246,385)                                                  13,156
                                                                    -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.1%
 FNMA
   8.150%, 08/12/96                                        100          102
                                                                    -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $103,170)                                                        102
                                                                    -------
-----------------------------------------------------------------------------
                                                         Face       Market
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
CASH EQUIVALENTS -- 0.5%
 SEI Liquid Asset Trust Treasury Portfolio             $   433     $    433
                                                                   --------
TOTAL CASH EQUIVALENTS
 (Cost $433,487)                                                        433
                                                                   --------
REPURCHASE AGREEMENT -- 4.1%
 UBS Securities 6.42%, dated 09/29/95, matures
  10/02/95, repurchase price $3,628,449
  (collateralized by various U.S. Treasury Bonds,
  par value $3,054,000, 7.875%-8.875%, 02/15/19-
  02/15/21, market value: $3,702,000)(2)                              3,627
                                                                   --------
TOTAL REPURCHASE AGREEMENT
 (Cost $3,626,535)                                                    3,627
                                                                   --------
TOTAL INVESTMENTS -- 99.4%
 (Cost $81,176,181)                                                  87,675
                                                                   --------
OTHER ASSETS AND LIABILITIES -- 0.6%
 Other Assets and Liabilities, Net                                      538
                                                                   --------
NET ASSETS:
Fund shares of Class A (unlimited
 authorization -- no par value) based on 8,012,512
 outstanding shares of beneficial interest                           79,936
Fund shares of Class B (unlimited
 authorization -- no par value) based on 104,032
 outstanding shares of beneficial interest                            1,040
Accumulated net realized gain on investments                            738
Net unrealized appreciation on investments                            6,499
                                                                   --------
TOTAL NET ASSETS -- 100.0%                                         $ 88,213
                                                                   ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
  CLASS A                                                            $10.87
                                                                   ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
 ($10.87/96.50%)                                                     $11.26
                                                                   ========
NET ASSET VALUE AND OFFERING
 PRICE PER SHARE -- CLASS B(1)                                       $10.93
                                                                   ========
---------------------------------------------------------------------------

* Non-income producing security
GNMA -- Government National Mortgage Association
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
CMO -- Collateralized Mortgage Obligation
REMIC -- Real Estate Mortgage Investment Conduit
LP -- Limited Partnership
(1) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(2) Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1995
--------------------------------------------------------------------------------
VALUE EQUITY FUND

-------------------------------------------------------------------------------
                                                                      Market
                                                             Shares Value (000)
-------------------------------------------------------------------------------
COMMON STOCK -- 93.5%
 AIR TRANSPORTATION -- 0.9%
  KLM Royal Dutch Air*                                       15,000   $   525
                                                                      -------
 AIRCRAFT -- 2.1%
  Lockheed Martin                                            10,700       718
  McDonnell Douglas                                           6,500       538
                                                                      -------
                                                                        1,256
                                                                      -------
 APPAREL/TEXTILES -- 0.8%
  V F                                                        10,000       510
                                                                      -------
 AUTOMOTIVE -- 4.0%
  Dana                                                       14,900       430
  Eaton                                                       9,400       498
  Echlin                                                     15,850       567
  Paccar                                                      7,800       365
  TRW                                                         7,750       576
                                                                      -------
                                                                        2,436
                                                                      -------
 BANKS -- 10.4%
  Bank of New York                                           14,900       692
  BankAmerica                                                10,000       599
  Barnett Banks                                               9,300       527
  First Bank System                                          14,400       693
  First Chicago                                               9,400       645
  First Interstate Bancorp                                    6,500       655
  First Union                                                10,000       510
  Mellon Bank                                                11,600       518
  NBD Bancorp                                                13,000       497
  SunTrust Banks                                              5,900       390
  Wachovia                                                   12,200       526
                                                                      -------
                                                                        6,252
                                                                      -------
 BUILDING & CONSTRUCTION -- 0.7%
  Lennar                                                     20,500       446
                                                                      -------
 CHEMICALS -- 6.2%
  Dow Chemical                                                7,300       544
  Imperial Chemical Industries                               10,500       533
  Lubrizol                                                   12,800       418
  Olin                                                        7,000       481
  Rhone Poulenc Rorer                                        11,000       501
  Union Carbide                                              18,620       739
  Vulcan Materials                                           10,000       530
                                                                      -------
                                                                        3,746
                                                                      -------
 COMMUNICATIONS EQUIPMENT -- 0.8%
  Harris                                                      8,500       466
                                                                      -------
-------------------------------------------------------------------------------
                                                                      Market
                                                             Shares Value (000)
-------------------------------------------------------------------------------
 COMPUTERS & SERVICES -- 1.6%
  Compaq Computer*                                           11,400   $   551
  Pitney Bowes                                               10,000       420
                                                                      -------
                                                                          971
                                                                      -------
 CONCRETE & MINERAL PRODUCTS -- 0.7%
  Armstrong World Industries                                  8,000       444
                                                                      -------
 CONSUMER PRODUCTS -- 1.2%
  Nike                                                        6,250       695
                                                                      -------
 CONTAINERS & PACKAGING -- 0.8%
  Ball                                                       15,340       454
                                                                      -------
 DRUGS -- 2.7%
  Mallinckrodt Group                                         11,400       452
  Schering Plough                                            10,400       536
  Upjohn                                                     14,100       629
                                                                      -------
                                                                        1,617
                                                                      -------
 ELECTRICAL SERVICES -- 11.3%
  Cipsco                                                     16,100       553
  Consolidated Edison of New York                            15,100       459
  Duke Power                                                  8,900       386
  Florida Progress                                           13,200       427
  New England Electric System                                12,300       455
  Nipsco Industries                                          13,500       471
  Northeast Utilities                                        14,800       361
  Northern States Power                                       9,200       417
  Oklahoma Gas & Electric                                    12,600       474
  San Diego Gas & Electric                                   20,100       465
  SCE                                                        32,500       577
  Southern                                                   22,500       532
  Southwestern Public Service                                18,400       600
  Unicom                                                     20,400       618
                                                                      -------
                                                                        6,795
                                                                      -------
 ELECTRICAL TECHNOLOGY -- 1.0%
  Texas Instruments                                           7,200       575
                                                                      -------
 FINANCIAL SERVICES -- 4.0%
  American Express                                           15,300       679
  Bear Stearns                                               24,000       516
  Beneficial                                                 11,900       622
  Transamerica                                                8,300       591
                                                                      -------
                                                                        2,408
                                                                      -------
 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD -- 2.3%
  IBP                                                        13,300       710
  Philip Morris                                               7,900       660
                                                                      -------
                                                                        1,370
                                                                      -------

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                     Market
                                                            Shares Value (000)
------------------------------------------------------------------------------
 GAS/NATURAL GAS -- 2.4%
  Mapco                                                      7,500   $   386
  Pacific Enterprises                                       18,340       461
  Williams Companies                                        15,300       597
                                                                     -------
                                                                       1,444
                                                                     -------
 GLASS PRODUCTS -- 0.9%
  PPG Industries                                            12,000       558
                                                                     -------
 INSURANCE -- 7.4%
  AFLAC                                                     13,600       564
  American General                                          16,050       600
  Aon                                                       14,000       572
  Cigna                                                      6,200       645
  Lincoln National                                          11,300       533
  Ohio Casualty                                             12,200       436
  Providian                                                 11,800       490
  Saint Paul                                                10,000       584
                                                                     -------
                                                                       4,424
                                                                     -------
 MACHINERY -- 4.5%
  Briggs & Stratton                                         11,200       451
  Caterpillar                                                7,100       404
  Cummins Engine                                            10,100       389
  Deere                                                      5,400       439
  Parker-Hannifin                                           12,000       456
  Timken                                                    13,400       571
                                                                     -------
                                                                       2,710
                                                                     -------
 MEASURING DEVICES -- 1.0%
  Johnson Controls                                           9,500       601
                                                                     -------
 METALS & MINING -- 0.7%
  Cyprus AMAX Minerals                                      14,700       413
                                                                     -------
 MISCELLANEOUS BUSINESS
  SERVICES -- 1.4%
  Sun Microsystems*                                         13,100       825
                                                                     -------
 MISCELLANEOUS TRANSPORTATION -- 1.0%
  Harsco                                                    11,100       617
                                                                     -------
 PAPER & PAPER PRODUCTS -- 5.9%
  Bowater                                                   11,200       522
  Federal Paper Board                                       13,500       518
  Mead                                                       8,200       481
  Tambrands                                                  9,000       395
  Union Camp                                                 9,600       553
  Westvaco                                                  12,000       548
  Weyerhaeuser                                              11,100       506
                                                                     -------
                                                                       3,523
                                                                     -------
 PETROLEUM REFINING -- 3.6%
  Amoco                                                      7,400       475
  Ashland                                                   11,300       377
------------------------------------------------------------------------------
                                                       Shares/Face
                                                         Amount      Market
                                                          (000)    Value (000)
------------------------------------------------------------------------------
 PETROLEUM REFINING (continued)
  Exxon                                                    7,000     $   506
  Mobil                                                    5,300         527
  Murphy Oil                                               7,800         312
                                                                     -------
                                                                       2,197
                                                                     -------
 PROFESSIONAL SERVICES -- 1.7%
  Dun & Bradstreet                                         9,400         544
  Servicemaster LP                                        17,200         482
                                                                     -------
                                                                       1,026
                                                                     -------
 RAILROADS -- 0.9%
  Norfolk Southern                                         7,600         568
                                                                     -------
 RETAIL -- 3.3%
  American Stores                                         18,400         522
  Circuit City Stores                                     15,400         487
  Sears Roebuck                                            9,000         332
  Wendy's International                                   31,000         655
                                                                     -------
                                                                       1,996
                                                                     -------
 RUBBER & PLASTIC -- 2.4%
  Bandag                                                   7,450         394
  Premark International                                    9,900         504
  Sonoco Products                                         19,425         539
                                                                     -------
                                                                       1,437
                                                                     -------
 STEEL & STEEL WORKS -- 2.4%
  Asarco                                                  15,000         473
  Phelps Dodge                                             8,700         545
  Worthington Industries                                  23,100         424
                                                                     -------
                                                                       1,442
                                                                     -------
 TELEPHONES & TELECOMMUNICATION -- 1.7%
  Ameritech                                               10,800         563
  Pacific Telesis Group                                   14,800         455
                                                                     -------
                                                                       1,018
                                                                     -------
 WHOLESALE -- 0.8%
  Avnet                                                    9,000         465
                                                                     -------
TOTAL COMMON STOCK
 (Cost $47,732,526)                                                   56,230
                                                                     -------
INVESTMENT COMPANY -- 3.4%
 SEI Equity Index Fund                                       106       2,046
                                                                     -------
TOTAL INVESTMENT COMPANY
 (Cost $1,964,236)                                                     2,046
                                                                     -------
CASH EQUIVALENTS -- 2.5%
 SEI Liquid Asset Trust Treasury Portfolio               $ 1,495       1,495
                                                                     -------
TOTAL CASH EQUIVALENTS
 (Cost $1,494,796)                                                     1,495
                                                                     -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1995

-----------------------------------------------------------------------------
                                                                    Market
                                                                  Value (000)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
  UBS Securities 6.42%, dated 09/29/95, matures 10/02/95,
   repurchase price $340,134 (collateralized by various U.S.
   Treasury Bonds, par value $305,000, 7.875%-8.125%, 02/15/21-
   05/15/21, market value: $351,000)(2)                             $   340
                                                                    -------
TOTAL REPURCHASE AGREEMENT
 (Cost $340,054)                                                        340
                                                                    -------
TOTAL INVESTMENTS -- 99.9%
 (Cost $51,531,612)                                                  60,111
                                                                    -------
OTHER ASSETS AND LIABILITIES -- 0.1%
 Other Assets and Liabilities, Net                                       31
                                                                    -------
NET ASSETS:
Fund shares of Class A (unlimited authorization -- no par value)
 based on 4,982,425 outstanding shares of beneficial interest        49,803
Fund shares of Class B (unlimited authorization -- no par value)
 based on 108,589 outstanding shares of beneficial interest           1,132
Accumulated net realized gain on investments                            628
Net unrealized appreciation on investments                            8,579
                                                                    -------
TOTAL NET ASSETS -- 100.0%                                          $60,142
                                                                    =======
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A            $11.81
                                                                    =======
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A ($11.81/96.50%)          $12.24
                                                                    =======
NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS B(1)           $11.86
                                                                    =======

-----------------------------------------------------------------------------
* Non-income producing security
LP -- Limited Partnership
(1) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(2) Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                      MARQUIS FUNDS
--------------------------------------------------------------------------------

                                          TREASURY              LOUISIANA
                          INSTITUTIONAL  SECURITIES  GOVERNMENT  TAX-FREE  GROWTH AND   VALUE
                          MONEY MARKET  MONEY MARKET SECURITIES   INCOME     INCOME     EQUITY
                              FUND          FUND        FUND       FUND       FUND       FUND
                          ============= ============ ========== ========== ========== ==========
                             8/10/95      10/1/94     10/1/94    10/1/94    10/1/94    10/1/94
                           TO 9/30/95    TO 9/30/95  TO 9/30/95 TO 9/30/95 TO 9/30/95 TO 9/30/95
                          ============= ============ ========== ========== ========== ==========
INVESTMENT INCOME:
 Interest income              $230        $37,163     $ 6,692      $493     $ 2,332    $    68
 Dividend income                --             --          --        --       1,190      1,571
                          ------------- ------------ ---------- ---------- ---------- ----------
  Total investment income      230         37,163       6,692       493       3,522      1,639
EXPENSES:
 Administration fees             4          1,293         212        19         155        100
 Waiver of administration
  fees                          --             --          --        (2)         --         --
 Investment advisory fees        6          1,939         582        33         573        368
 Waiver of investment
  advisory fees                 (6)          (479)       (149)      (27)       (144)       (84)
 Contribution by Adviser        (8)            --          --        --          --         --
 Custodian                      --             95          16         2          12          7
 Transfer agent fees             2             67          35        31          35         37
 Distribution fees(1)           --            463           1         4           7          5
 Distribution fee
  waiver(1)                     --           (135)         --        --          --         --
 Professional fees               1             71          14         1           9          6
 Registration fees              11            128           8         2           2          3
 Trustee fees                   --             13           3         1           3          1
 Printing expense               --             60          10         1           7          6
 Amortization of deferred
  organization costs            --             18           4        --           2          1
 Insurance and other fees       --             28           6         1           4          3
                          ------------- ------------ ---------- ---------- ---------- ----------
  Total expenses                10          3,561         742        66         665        453
                          ------------- ------------ ---------- ---------- ---------- ----------
Net investment income          220         33,602       5,950       427       2,857      1,186
                          ------------- ------------ ---------- ---------- ---------- ----------
Net realized gain (loss)
 on securities sold             --             14        (381)       (2)      1,310      1,816
Change in unrealized
 appreciation on
 investment securities          --             --       5,498       410       8,750      8,754
                          ------------- ------------ ---------- ---------- ---------- ----------
Net realized and
 unrealized gain on
 investments                    --             14       5,117       408      10,060     10,570
                          ------------- ------------ ---------- ---------- ---------- ----------
Increase in net assets
 resulting from
 operations                   $220        $33,616     $11,067      $835     $12,917    $11,756
                          ============= ============ ========== ========== ========== ==========

(1) All distribution fees and waivers are incurred at the Retail Class level for Treasury Securities Money Market Fund and the Class B level for Non-Dollar funds.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
---------------------------------------------------------------------------

                        INSTITUTIONAL   TREASURY SECURITIES          GOVERNMENT
                        MONEY MARKET       MONEY MARKET              SECURITIES
                            FUND               FUND                     FUND
                        ============= ========================  =====================
                           8/10/95      10/1/94      10/1/93     10/1/94    10/1/93
                         TO 9/30/95   TO 9/30/95   TO 9/30/94   TO 9/30/95 TO 9/30/94
                        ------------- -----------  -----------  ---------- ----------
INVESTMENT ACTIVITIES:
 Net investment income    $    220    $    33,602  $    16,494   $  5,950   $  4,538
 Net realized gain
  (loss) on securities
  sold                          --             14           --       (381)      (615)
 Net unrealized
  appreciation
  (depreciation) of
  investment securities         --             --           --      5,498     (5,630)
                        ------------- -----------  -----------  ---------- ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations           220         33,616       16,494     11,067     (1,707)
                        ------------- -----------  -----------  ---------- ----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 Income distribution
  Class A (1)                 (220)       (24,123)     (14,494)    (5,952)    (4,520)
 Income distribution
  Class B (2)                   --         (9,479)      (2,000)        (9)        (4)
                        ------------- -----------  -----------  ---------- ----------
    Total distribution        (220)       (33,602)     (16,494)    (5,961)    (4,524)
                        ------------- -----------  -----------  ---------- ----------
SHARE TRANSACTIONS:
 Class A (1):
  Shares issued             44,431      1,213,421    1,742,355     49,864    136,743
  Shares issued in lieu
   of cash distribution         --              6            3      3,352      3,255
  Shares redeemed          (13,117)    (1,095,946)  (1,338,580)   (31,472)   (36,212)
                        ------------- -----------  -----------  ---------- ----------
    Total Class A share
     transactions           31,314        117,481      403,778     21,744    103,786
                        ------------- -----------  -----------  ---------- ----------
 Class B (2):
  Shares issued                 --        543,926      254,104        188        150
  Shares issued in lieu
   of cash distribution         --          7,587        1,999          8          4
  Shares redeemed               --       (355,617)    (169,255)      (107)        --
                        ------------- -----------  -----------  ---------- ----------
    Total Class B share
     transactions               --        195,896       86,848         89        154
                        ------------- -----------  -----------  ---------- ----------
 Increase in net assets
  from shareholder
  transactions              31,314        313,377      490,626     21,833    103,940
                        ------------- -----------  -----------  ---------- ----------
    Total increase in
     net assets             31,314        313,391      490,626     26,939     97,709
                        ------------- -----------  -----------  ---------- ----------
NET ASSETS:
 Beginning of period            --        490,626           --     97,709         --
 End of period            $ 31,314    $   804,017  $   490,626   $124,648   $ 97,709
                        ============= ===========  ===========  ========== ==========
SHARES ISSUED AND
 REDEEMED:
 Class A (1):
  Issued                    44,431      1,213,421    1,742,355      5,196     13,755
  Issued in lieu of
   cash distribution            --              6            3        350        337
  Redeemed                 (13,117)    (1,095,946)  (1,338,580)    (3,303)    (3,726)
                        ------------- -----------  -----------  ---------- ----------
    Total Class A share
     transactions           31,314        117,481      403,778      2,243     10,366
                        ------------- -----------  -----------  ---------- ----------
 Class B (2):
  Issued                        --        543,926      254,104         19         15
  Issued in lieu of
   cash distribution            --          7,587        1,999          1         --
  Redeemed                      --       (355,617)    (169,255)       (11)        --
                        ------------- -----------  -----------  ---------- ----------
    Total Class B share
     transactions               --        195,896       86,848          9         15
                        ------------- -----------  -----------  ---------- ----------
 Net increase in share
  transactions              31,314        313,377      490,626      2,252     10,381
                        ============= ===========  ===========  ========== ==========

(1) Institutional Class for Treasury Securities Money Market Fund.
(2) Retail Class for Treasury Securities Money Market Fund.

The accompanying notes are an integral part of the financial statements.

                                                                   MARQUIS FUNDS
--------------------------------------------------------------------------------

       LOUISIANA                   GROWTH AND                       VALUE
    TAX-FREE INCOME                  INCOME                        EQUITY
         FUND                         FUND                          FUND
========================     ===========================   ===========================
 10/1/94       10/1/93        10/1/94        10/1/93        10/1/94        10/1/93
TO 9/30/95    TO 9/30/94     TO 9/30/95     TO 9/30/94     TO 9/30/95     TO 9/30/94
----------    ----------     ----------     ----------     ----------     ----------
 $   427       $   226        $  2,857       $ 2,107        $ 1,186        $    777
      (2)          (32)          1,310          (572)         1,816          (1,188)
     410          (382)          8,750        (2,251)         8,754            (174)
----------    ----------     ----------     ----------     ----------     ----------
     835          (188)         12,917          (716)        11,756            (585)
----------    ----------     ----------     ----------     ----------     ----------
    (408)         (212)         (2,834)       (2,088)        (1,173)           (776)
     (20)          (13)            (28)          (14)           (12)             (2)
----------    ----------     ----------     ----------     ----------     ----------
    (428)         (225)         (2,862)       (2,102)        (1,185)           (778)
----------    ----------     ----------     ----------     ----------     ----------
   6,559         9,735          15,154        76,453         24,265          54,146
      92            40           2,718         2,032            638             558
  (2,306)       (2,427)        (12,108)       (4,313)       (18,386)        (11,418)
----------    ----------     ----------     ----------     ----------     ----------
   4,345         7,348           5,764        74,172          6,517          43,286
----------    ----------     ----------     ----------     ----------     ----------
     128           628             165           903            778             444
      15             9              28            13             12               2
    (195)           --             (46)          (23)           (47)           (58)
----------    ----------     ----------     ----------     ----------     ----------
     (52)          637             147           893            743             388
----------    ----------     ----------     ----------     ----------     ----------
   4,293         7,985           5,911        75,065          7,260          43,674
----------    ----------     ----------     ----------     ----------     ----------
   4,700         7,572          15,966        72,247         17,831          42,311
----------    ----------     ----------     ----------     ----------     ----------
   7,572            --          72,247            --         42,311              --
 $12,272       $ 7,572        $ 88,213       $72,247        $60,142        $ 42,311
==========    ==========     ==========     ==========     ==========     ==========
     683           994           1,532         7,676          2,398           5,462
      10             4             268           211             61              58
    (240)         (255)         (1,232)         (442)        (1,820)         (1,176)
----------    ----------     ----------     ----------     ----------     ----------
     453           743             568         7,445            639           4,344
----------    ----------     ----------     ----------     ----------     ----------
      14            63              15            91             72              46
       2             1               3             1              1              --
     (21)           --              (4)           (2)            (5)             (6)
----------    ----------     ----------     ----------     ----------     ----------
      (5)           64              14            90             68              40
----------    ----------     ----------     ----------     ----------     ----------
     448           807             582         7,535            707           4,384
==========    ==========     ==========     ==========     ==========     ==========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED SEPTEMBER 30,

                               REALIZED                                                                       RATIO OF   RATIO OF
                                  AND                                                                         EXPENSES  NET INCOME
         NET ASSET            UNREALIZED  DISTRIBUTIONS NET ASSET           NET ASSETS  RATIO OF   RATIO OF  TO AVERAGE TO AVERAGE
           VALUE      NET      GAINS OR     FROM NET      VALUE               END OF    EXPENSES  NET INCOME NET ASSETS NET ASSETS
         BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT    END OF    TOTAL      PERIOD   TO AVERAGE TO AVERAGE (EXCLUDING (EXCLUDING
         OF PERIOD   INCOME   INVESTMENTS    INCOME      PERIOD   RETURN+     (000)    NET ASSETS NET ASSETS  WAIVERS)   WAIVERS)
         --------- ---------- ----------- ------------- --------- -------   ---------- ---------- ---------- ---------- ----------
INSTITUTIONAL MONEY MARKET FUND
1995(4)    $1.00     $0.01         --        $(0.01)      $1.00     5.55 %*   $31,314     0.25%*     5.56%*     0.60%*     5.21%*
TREASURY SECURITIES MONEY MARKET FUND INSTITUTIONAL CLASS
1995       $1.00     $0.05         --        $(0.05)      $1.00     5.33 %   $521,270     0.50%      5.23%      0.57%      5.16%
1994        1.00      0.03         --         (0.03)       1.00     3.22      403,778     0.50       3.15       0.60       3.05
TREASURY SECURITIES MONEY MARKET FUND RETAIL CLASS
1995       $1.00     $0.05         --        $(0.05)      $1.00     5.16 %   $282,747     0.68%      5.12%      0.82%      4.98%
1994(1)     1.00      0.03         --         (0.03)       1.00     3.15  *    86,848     0.59  *    3.27  *    0.83  *    3.03  *
GOVERNMENT SECURITIES FUND CLASS A
1995       $9.41     $0.54       $0.46       $(0.54)      $9.87    10.84 %   $124,404     0.70%      5.63%      0.84%      5.49%
1994       10.00      0.43       (0.59)       (0.43)       9.41    (1.66)      97,562     0.70       4.43       0.90       4.23
GOVERNMENT SECURITIES FUND CLASS B
1995       $9.46     $0.46       $0.47       $(0.47)      $9.92    10.10 %       $244     1.45%      4.86%      1.59%      4.72%
1994(2)    10.04      0.31       (0.58)       (0.31)       9.46    (2.84) *       147     1.45  *    3.88  *    1.69  *    3.64  *
LOUISIANA TAX-FREE INCOME FUND CLASS A
1995       $9.38     $0.42       $0.41       $(0.42)      $9.79     9.01 %    $11,705     0.65%      4.51%      0.95%      4.21%
1994       10.00      0.36       (0.62)       (0.36)       9.38    (2.68)       6,971     0.65       4.10       1.72       3.03
LOUISIANA TAX-FREE INCOME FUND CLASS B
1995       $9.39     $0.35       $0.40       $(0.35)      $9.79     8.21 %       $567     1.40%      3.77%      1.70%      3.47%
1994(3)     9.87      0.27       (0.48)       (0.27)       9.39    (2.58) *       601     1.40  *    3.35  *    2.47  *    2.28  *
GROWTH AND INCOME FUND CLASS A
1995       $9.59     $0.37       $1.28       $(0.37)     $10.87    17.58 %    $87,076     0.85%      3.70%      1.04%      3.51%
1994       10.00      0.31       (0.41)       (0.31)       9.59    (1.02)      71,379     0.85       3.18       1.14       2.89
GROWTH AND INCOME FUND CLASS B
1995       $9.64     $0.30       $1.29       $(0.30)     $10.93    16.75 %     $1,137     1.60%      2.95%      1.79%      2.76%
1994(2)    10.03      0.18       (0.39)       (0.18)       9.64    (2.24) *       868     1.60  *    2.55  *    1.94  *    2.21  *
VALUE EQUITY FUND CLASS A
1995       $9.65     $0.24       $2.16       $(0.24)     $11.81    25.13 %    $58,854     0.90%      2.40%      1.07%      2.23%
1994       10.00      0.18       (0.35)       (0.18)       9.65    (1.64)      41,922     0.90       1.95       1.17       1.68
VALUE EQUITY FUND CLASS B
1995       $9.70     $0.15       $2.17       $(0.16)     $11.86    24.17 %     $1,288     1.65%      1.62%      1.82%      1.45%
1994(2)     9.95      0.08       (0.25)       (0.08)       9.70    (1.82) *       389     1.65  *    1.30  *    1.93  *    1.02  *
         PORTFOLIO
         TURNOVER
           RATE
         ---------
INSTITUTIONAL MONEY MARKET FUND
1995(4)      --
TREASURY SECURITIES MONEY MARKET FUND INSTITUTIONAL CLASS
1995         --
1994         --
TREASURY SECURITIES MONEY MARKET FUND RETAIL CLASS
1995         --
1994(1)      --
GOVERNMENT SECURITIES FUND CLASS A
1995       18.33%
1994       37.80
GOVERNMENT SECURITIES FUND CLASS B
1995       18.33%
1994(2)    37.80
LOUISIANA TAX-FREE INCOME FUND CLASS A
1995        2.31%
1994       30.31
LOUISIANA TAX-FREE INCOME FUND CLASS B
1995        2.31%
1994(3)    30.31
GROWTH AND INCOME FUND CLASS A
1995       55.06%
1994       64.09
GROWTH AND INCOME FUND CLASS B
1995       55.06%
1994(2)    64.09
VALUE EQUITY FUND CLASS A
1995       97.88%
1994      161.42
VALUE EQUITY FUND CLASS B
1995       97.88%
1994(2)   161.42

 + Total return does not reflect sales loads on Class B and Retail Class shares.
 * Annualized.
(1) Commenced operations on October 19, 1993.
(2) Commenced operations on October 22, 1993.
(3) Commenced operations on November 22, 1993.
(4) Commenced operations on August 10, 1995.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                      MARQUIS FUNDS
--------------------------------------------------------------------------------
September 30, 1995
1.ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  The Marquis Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company with six funds: Institutional Money Market Fund, Treasury Securities Money Market Fund (the "Money Market Funds"), Government Securities Fund, Loui-siana Tax-Free Income Fund, Growth and Income Fund, and Value Equity Fund (the "Non-Dollar Funds"). The assets of each Fund are segregated, and a sharehold-er's interest is limited to the Fund in which shares are held. The Trust is registered to offer the following classes of shares: Institutional, Retail, and the Cash Sweep in the Treasury Securities Money Market Fund, and Class A and Class B in the Non-Dollar Funds. The Cash Sweep Class of the Treasury Securi-ties Money Market Fund has not commenced operations as of September 30, 1995.

2.SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  The following is a summary of the significant accounting policies followed by the Funds.

Securities Valuation -- Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceed-ing sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Restricted and illiquid securities for which quotations are not readily available are val-ued at fair value using methods determined in good faith as approved by the Board of Trustees.

Federal Income Taxes -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required in the accompanying financial statements.

Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Non-Dollar Funds are accreted and amortized to maturity using the scien-tific interest method, which approximates the effective interest method.

---------------------------------------------------------------------------
September 30, 1995

Repurchase Agreements -- Securities pledged as collateral for repurchase agree-ments are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until ma-turity of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceed-ing, realization of the collateral by the Funds may be delayed or limited.

Net Asset Value Per Share -- The net asset value per share of each Fund is cal-culated on each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the Fund.

Classes -- Class specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective clas-ses on the basis of relative daily net assets.

Other -- Distributions from net investment income are declared and paid quarterly for the Growth and Income Fund and the Value Equity Fund. Distributions from net investment income are declared daily and paid monthly for the Treasury Securities Money Market Fund and the Institutional Money Market Fund. Distributions from net investment income are declared and paid monthly for the Government Securities Fund and Louisiana Tax-Free Income Fund. Any net realized capital gains are declared and distributed to shareholders at least annually.

3.INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  First National Bank of Commerce in New Orleans (the "Adviser") serves as investment adviser to each Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:
Institutional Money Market Fund -- .15%, Treasury Securities Money Market
Fund -- .30%, Government Securities Fund -- .55%, Louisiana Tax-Free Income
Fund -- .35%, Growth and Income Fund -- .74%, and Value Equity Fund -- .74%.
The Adviser has voluntarily agreed to waive a portion of their fee so that expenses of each Fund will not exceed certain annual expense limitations.

  The Trust and SEI Financial Management Corporation (the "Administrator") have entered into an Administration Agreement. Under terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .10% of the average daily net assets of the Insti-tutional Money Market Fund and .20% of the average daily net assets of the Treasury Securities Money Market Fund, Government Securities Fund, Louisiana Tax-Free Income Fund, Growth and Income Fund, and Value Equity Fund.

                                                                   MARQUIS FUNDS
---------------------------------------------------------------------------

  The Trust and SEI Financial Services Company (the "Distributor") have entered into a Distribution Agreement. As provided in certain Distribution Plans adopted under the Distribution Agreement, the Trust will pay a fee, at an an-nual rate of .25% of the average daily net assets of the Retail class of Trea-sury Securities Money Market Fund and .75% of the Class B shares of the Non-Dollar Funds to the Distributor as compensation for its services. The Distribu-tor has agreed to waive a portion of its fee from the Treasury Securities Money Market Fund in order to maintain a competitive expense ratio.

  The Class A shares of the Non-Dollar Funds are subject to a maximum sales load of 3.50%.

  There is a contingent deferred sales charge on the Class B shares of the Non-Dollar Funds which varies depending on the number of years from time of payment for the purchase of shares until the time of redemption of such shares (the "holding period"). Solely for the purpose of determining the number of years from the time of any payment for the purchase of shares, all payments during the month are aggregated and deemed to have been made on the first day of the month.

                                                     CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE
            YEARS SINCE                                  OF DOLLAR AMOUNT
             PURCHASE                                    SUBJECT TO CHARGE
            ===========                              =========================
              First                                            3.50%
              Second                                           2.75%
              Third                                            2.00%
              Fourth                                           1.25%
              Fifth                                            0.50%
              Sixth                                             None

4.ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Organizational costs have been capitalized by the Funds and are being amor-tized over sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the pe-riod that the Funds are amortizing their organizational costs, the redemption proceeds payable to the holder thereof by the Funds will be reduced by the un-amortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $54,278 for organizational work performed by a law firm of which an officer and a trustee of the Trust are partners. Certain officers and trustees of the Trust who are officers of the Administrator and the Distributor, received no compensation from the Trust.

---------------------------------------------------------------------------
September 30, 1995

5.INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the period ended September 30, 1995 were as follows:

                              LOUISIANA GROWTH
                 GOVERNMENT   TAX-FREE    AND    VALUE
                 SECURITIES    INCOME   INCOME  EQUITY
                    FUND        FUND     FUND    FUND
                   (000)        (000)    (000)   (000)
                 ==========   ========= ======= =======
PURCHASES:
 U.S. Government  $23,093(a)   $   --   $ 6,949 $    --
 Other              1,688       4,644    40,130  54,156
SALES:
 U.S. Government  $ 9,641      $   --   $ 4,939 $    --
 Other              8,690         203    33,126  47,478

(a) Does not include $6,551,000 of securities received in exchange for shares of the Fund.

  On September 30, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not ma-terially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at Sep-tember 30, 1995, for each Non-Dollar Fund is as follows:

                                            LOUISIANA  GROWTH
                                 GOVERNMENT TAX-FREE    AND     VALUE
                                 SECURITIES  INCOME    INCOME  EQUITY
                                    FUND      FUND      FUND    FUND
                                   (000)      (000)    (000)    (000)
                                 ========== ========= ======== =======
Aggregate Gross Unrealized Gain   $ 1,375    $ 140    $ 7,550  $9,071
Aggregate Gross Unrealized Loss    (1,507)    (111)    (1,051)   (492)
                                  --------   ------   -------- -------
Net Unrealized Gain (Loss)        $  (132)   $  29    $ 6,499  $8,579
                                  ========   ======   ======== =======

6.CONCENTRATION OF CREDIT RISK
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  The Institutional Money Market Fund and the Treasury Securities Money Market Fund invest primarily in a portfolio of money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating agency or, if not rated, are be-lieved to be of comparable quality. The ability of the issuers of the securi-ties held by the Fund to meet their obligations may be affected by economic de-velopments in a specific industry, state or region. The Government Securities and Growth and Income Funds invest in debt instruments.

                                                                   MARQUIS FUNDS
---------------------------------------------------------------------------

  The Louisiana Tax-Free Income Fund is more susceptible to factors adversely affecting issuers of Louisiana municipal securities than a comparable municipal bond fund that does not concentrate its investments in Louisiana municipal se-curities.

  The following table presents a summary of holdings in the Government Securi-ties and Louisiana Tax-Free Income Funds as of September 30, 1995.

                                     LOUISIANA
                          GOVERNMENT TAX-FREE
                          SECURITIES  INCOME
RATING/SECURITY CATEGORY     FUND      FUND
========================  ========== =========
U.S. Government Security    88.45%        --
AAA                          3.46%     82.02%
AA                             --         --
A                            2.46%      2.87%
Not Rated                    5.63%     15.11%

  The above percentages are stated as a percentage of total investments. U.S. Government Securities represent obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Repurchase agreements are collateralized by U.S. Government Securities and are included in Not Rated above.

7.CAPITAL LOSS CARRYFORWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  The Funds had capital losses carryforwards at September 30, 1995, to the ex-tent provided in the regulations for Federal Income Tax as follows:

                                                       POST
                                   CAPITAL LOSS     OCTOBER 31,
                                   CARRYFORWARD        1994
                                SEPTEMBER 30, 1995,  DEFERRED
FUNDS                              EXPIRES 2003       LOSSES
=====                           =================== ===========
Government Securities Fund           $679,660        $316,663
Louisiana Tax-Free Income Fund         32,125           2,083

  For tax purposes, the losses in the Funds can be carried forward for a maxi-mum of eight years to offset any net realized capital gains.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
----------------------------------------------------------------------
To the Shareholders and Trustees of the Marquis Funds:

We have audited the accompanying statements of net assets of the Institutional Money Market, Treasury Securities Money Market, Government Securities, Louisiana Tax-Free Income, Growth and Income and Value Equity Funds of the Marquis Funds as of September 30, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Money Market, Treasury Securities Money Market, Government Securities, Louisiana Tax-Free Income, Growth and Income and Value Equity Funds of the Marquis Funds as of September 30, 1995, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, Pa.
November 6, 1995

NOTICE TO SHAREHOLDERS (UNAUDITED)
----------------------------------------------------------------------
FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

Dear Marquis Funds' Shareholders:

For the fiscal year ended September 30, 1995, each Fund is designating qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                         ORDINARY
                                          INCOME
                                       DISTRIBUTIONS   QUALIFYING   TAX-EXEMPT
FUNDS                                  (TAX BASIS)*  DIVIDENDS(1)** INTEREST**
=====                                  ============= ============== ==========
Institutional Money Market Fund            100%            0%            0%
Treasury Securities Money Market Fund      100%            0%            0%
Government Securities Fund                 100%            0%            0%
Louisiana Tax-Free Income Fund             100%            0%          100%
Growth and Income Fund                     100%           29%            0%
Value Equity Fund                          100%           81%            0%

-------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Ordinary income items are based on a percentage of the Fund's total distributions.
** Qualifying dividends and Tax-Exempt Interest are based on a percentage of ordinary income distributions of the Fund.

Please consult your tax advisor for proper treatment of this information.